UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 3

POST-EFFECTIVE AMENDMENT NO.____

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68130

Attention: Brian Nielsen

(Address of Principal Executive Offices)

(402) 895-1600

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	Kevin Wolf President Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such date as the Commission, acting pursuant to said Section 8(a), may determine that the Registration Statement shall become effective.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered...............................................        Class A Shares of the North Star Opportunity Fund, no par value per share

INVESTMENT MANAGERS SERIES TRUST II

Regal Total Return Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

November 9, 2018

Dear Shareholder:

We wish to provide you with some important information concerning your investment. A Special Meeting of Shareholders of the Regal Total Return Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), has been scheduled for January 10, 2019 (the “Special Meeting”) to consider an Agreement and Plan of Reorganization (the “Plan”) by and among IMST II on behalf of the Acquired Fund, Northern Lights Fund Trust II (“NLFT II”) on behalf of the North Star Opportunity Fund (the “Acquiring Fund,” and together with the Acquired Fund collectively referred to as the “Funds”), an existing series of NLFT II,, North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Regal Investment Advisors, LLC (“Regal”), the adviser to the Acquired Fund, regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Regal has entered into an agreement to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction and after careful consideration, the Board of Trustees (the “IMST II Board”) of Investment Managers Series Trust II (“IMST II”), for the reasons discussed in the attached Combined Prospectus/Proxy Statement and based on the recommendation of Regal has approved the Reorganization of the Acquired Fund into the Acquiring Fund.

The Acquiring Fund is advised by North Star and has a similar investment objective, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies, as the Acquired Fund.

If the Plan is approved by shareholders and other conditions of the Reorganization are satisfied, on January 11, 2019, or such other date as IMST II and NLFT II may mutually agree, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class A shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares in the Acquired Fund. The Acquired Fund would then be dissolved.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the IMST II Board will consider additional actions with respect to the Acquired Fund, including the possible liquidation of the Acquired Fund.

The attached Combined Prospectus/Proxy Statement is designed to give you more information about the Reorganization. If you have any questions regarding the Reorganization, please do not hesitate to call Acquired Fund at (toll-free) 1-844-66REGAL (73425). If you were a shareholder of record of the Acquired Fund as of the close of business on October 12, 2018, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative,

1

please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST II at the address noted in the Combined Prospectus/Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

The IMST II Board unanimously believes that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund and recommends that shareholders vote “FOR” the proposal.

Sincerely,

/s/ Terrance Gallagher

Terrance Gallagher

President

Investment Managers Series Trust II

2

Investment Managers Series Trust II

Regal Total Return Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

---------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 10, 2019

---------------------------

To the Shareholders of the Regal Total Return Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of Investment Managers Series Trust II (“IMST II”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Regal Total Return Fund (the “Acquired Fund”), a series of IMST II, to be held at 11:00 a.m. Pacific time on January 10, 2019, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.

At the Special Meeting shareholders are being asked to consider an Agreement and Plan of Reorganization (the “Plan”) by and among IMST II, on behalf of the Acquired Fund, Northern Lights Fund Trust II (“NLFT II”), on behalf of its series, the North Star Opportunity Fund (the “Acquiring Fund”), North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Regal Investment Advisors, LLC (“Regal”), the adviser to the Acquired Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business on October 12, 2018, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of IMST II,

Sincerely,

/s/ Terrance Gallagher

Terrance Gallagher

President

Investment Managers Series Trust II

3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 10, 2019, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Proxy Statement that provides you with information about a plan of reorganization among the Regal Total Return Fund (the “Acquired Fund”), the North Star Opportunity Fund (the “Acquiring Fund”), North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Regal Investment Advisors, LLC (“Regal”), the adviser to the Acquired Fund. The Acquired Fund is a series of Investment Managers Series Trust II (“IMST II”) and the Acquiring Fund is a series of the Northern Lights Fund Trust II (“NLFT II”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below and also under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement. If approved by shareholders of the Acquired Fund, when the reorganization (the “Reorganization”) is completed, your shares of the Acquired Fund will be exchanged for Class A shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of IMST II. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Acquired Fund as of October 12, 2018.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on January 10, 2019?

A.	The Board of Trustees of IMST II (the “IMST II Board”) has called the Special Meeting at which you will be asked to vote on the Reorganization. If shareholders of the Acquired Fund do not vote to approve the Reorganization, the IMST II Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Q.	Has the IMST II Board approved the Reorganization?

A.	Yes, the IMST II Board has approved the Reorganization. After careful consideration, the IMST II Board, including all of the trustees who are not “interested persons” of IMST II (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization
4

is in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	Regal, the current investment adviser to the Acquired Fund, has entered into an agreement (the “Transaction Agreement”) to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction, Regal recommended that the IMST II Board approve the Plan because it believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal strategies as the Acquired Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (3) invest in a mutual fund managed by an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders. As discussed in more detail below, if the Reorganization is completed, North Star, the current adviser to the Acquiring Fund, has agreed to enter into an expense limitation agreement that would cap the operating expenses for Class A shares of the Acquiring Fund at the same level as the Acquired Fund’s current expenses (after waivers) for a period from the date of the Reorganization until March 31, 2021. In addition, Jim Tassoni, a current portfolio manager of the Acquired Fund, is expected to join the portfolio management team for the Acquiring Fund as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization. Finally, the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund, which has a similar investment objective and principal investment strategies as the Acquired Fund, as described below. Regal does not serve as an adviser to the Acquiring Fund. North Star is the investment adviser to and is responsible for the day-to-day management of the Acquiring Fund. In addition, different service providers provide services (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund, the Acquiring Fund is a series of NLFT II instead of IMST II, and the Acquiring Fund is overseen by a different board than the Acquired Fund.

With the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. Acquired Fund shareholders will receive Class A shares of the Acquiring Fund. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization, subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization).

The number of Acquiring Fund shares a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or

5

lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A.	Regal has served as investment adviser to the Acquired Fund since the Acquired Fund’s inception in May 2014. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. North Star is an SEC-registered investment adviser established in 2003 that offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings. As of June 30, 2018, North Star managed approximately $1.3 billion in assets. North Star currently advises four mutual funds that are each a series of NLFT II, including the Acquiring Fund. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in December 2011, and two of the portfolio managers also managed the Acquiring Fund’s predecessor fund since 2007. If the Reorganization is consummated, it is expected that Jim Tassoni, one of the current portfolio managers for the Acquired Fund, will join the portfolio management team for the Acquiring Fund as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

Q.	What are the primary differences between the objectives, principal investment strategies, principal risks and investment restrictions of the Acquired Fund and the Acquiring Fund?

A.	The investment objectives of the Funds are similar: the investment objective of the Acquiring Fund is long-term capital appreciation; the investment objective of the Acquired Fund is positive total return.

The principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund are similar. In seeking its objective, the Acquiring Fund invests across a potentially wide range of net exposures in securities that North Star deems to be underpriced. In particular, the Acquiring Fund invests in equity securities of companies of any market capitalization, primarily common stock and American Depositary Receipts, as well as preferred stock and certain convertible securities. In addition, the Acquiring Fund invests in fixed income securities of any rating, including “junk” bonds, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Acquired Fund seeks its objective by investing in equity securities of companies with market capitalizations typically greater than $500 million, such as common stocks and American Depositary Receipts, and shares of exchange-traded funds (“ETFs”) that are designed to provide the Fund with exposure to various asset classes including equity securities, commodities and currencies, and fixed income securities of any rating, including “junk” bonds. The Acquired Fund’s exposure to fixed income securities, currencies and commodities is typically achieved through investments in ETFs. In addition, the Acquired Fund may write covered call options to enhance cash flows through premiums received. A more detailed comparison of the Funds’ investment strategies is included in the Combined Prospectus/Proxy Statement.

6

The primary differences between the principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund are as follows: (i) the Acquired Fund may invest in exchange-traded funds (“ETFs”) as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund obtains exposure to fixed income securities through ETFs, while the Acquiring Fund generally invests in fixed income securities directly and the Acquired Fund obtains exposure to currencies through ETFs, while the Acquiring Fund does not; (ii) the Acquired Fund may invest up to 25% of its assets in commodities and it may also invest in derivative instruments, including covered call options, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; and (iii) unlike the Acquired Fund, the Acquiring Fund addresses diversification in two fundamental policies and has an additional non-fundamental policy prohibiting the Acquiring Fund from investing in other investment companies advised by North Star or affiliates of North Star.

The Funds have substantially similar principal risks, however there are certain risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Emerging Market Risk, Call Options Risk, Derivatives Risk, ETF Risk, Commodities Risk, Liquidity Risk, Portfolio Turnover Risk, Management and Strategy Risk and Sector Focus Risk. Likewise, there are certain risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: Flexible Strategy Risk, Municipal Securities Risk and Cyber Security Risk. Additionally, the Acquiring Fund addresses Credit Risk as a separate risk, whereas this risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Fixed Income Risk.” Likewise, the Acquiring Fund addresses ADR Risk as a separate risk, whereas this risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Foreign Investment Risk.” The last primary difference between the principal risks of the Acquired Fund and the Acquiring Fund is that the Acquired Fund discloses ETFs Underlying Strategy Risks that includes Commodities Risk, Fixed Income Risk and High Yield (“Junk”) Bond Risk, whereas the Acquiring Fund discloses (with the exception of Commodities Risk) the same risks as separate risks related to direct investments, rather than indirect investments through ETFs. These differences primarily relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal risks of their respective Fund.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization is expected to result in a lower gross expense ratio for shareholders of the Acquired Fund although the advisory fee for the Acquiring Fund is higher than that of the Acquired Fund. The Acquired Fund pays Regal, the investment adviser to the Acquired Fund, an investment advisory fee equal to 0.90% of the Acquired Fund’s average daily net assets. The Acquiring Fund, on the other hand, pays its adviser, North Star, an investment advisory fee equal to 1.00% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the proposed fee to be paid to North Star for its services to the combined Fund will be 1.00% on the first $100,000,000 of assets and 0.90% thereafter. Unlike the Acquiring Fund, the Acquired Fund charges shareholder service fees of up to 0.15% of the Acquired Fund’s average daily net assets payable to shareholder servicing agents that provide non-distribution administrative and support services pursuant to a shareholder service plan. The Acquiring Fund does not charge separate shareholder service fees pursuant to a shareholder service plan.

Currently, North Star has contractually agreed to waive its management fees and to make payments to limit the Acquiring Fund expenses, until at least March 31, 2019, so that the total annual operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.99% of average daily net assets attributable to Class A shares. The Acquiring Fund’s total annual operating expenses as of September 30, 2018, however, are 1.68% (inclusive of underlying acquired fund fees and expenses which are excluded from the fee cap), which is below the fee cap. Regal has a similar contractual agreement to waive its fees or reimburse expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation

7

expenses) so that the Acquired Fund’s total annual operating expenses do not exceed 1.55% of the average daily net assets of the Class A shares of the Acquired Fund. This agreement is in effect until August 1, 2019. The Acquired Fund’s total annual operating expenses as of September 30, 2018 were 2.06% (inclusive of underlying acquired fund fees and expenses which are excluded from the fee cap). The Acquired Fund’s total annual operating expenses after waivers as of September 30, 2018 1.66% (inclusive of underlying acquired fund fees and expenses which are excluded from the cap). As a result, the total annual operating fees for the Acquiring Fund are currently higher than the total annual operating fees for the Acquired Fund after waivers. However, after consummation of the Reorganization, North Star has contractually agreed to match the Acquired Fund’s expense limitation for Class A shares of the combined Fund so that total annual operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.55% of the average daily net assets of Class A shares of the Acquiring Fund at least through March 31, 2021. After consummation of the Reorganization, the Acquiring Fund’s total annual operating expenses after the fee waiver are expected to be 1.58% (inclusive of underlying acquired fund fees and expenses which are excluded from the fee cap). Although North Star intends to renew the expense limitation agreement after its expiration, there is no guarantee that the new North Star fee waiver will continue after its expiration date.

In addition, Regal and North Star believe that over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base.

Q.	Will the Board and Service Providers Change?

A.	IMST II and NLFT II have different boards of trustees. In addition, the Acquired Fund and Acquiring Fund have different arrangements for custody, administration, accounting, transfer agency and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Acquired Fund and Acquiring Fund by the following:

	Acquired Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC UMB Fund Services, Inc.	Gemini Fund Services, LLC
Fund Accounting	UMB Fund Services, Inc.	Gemini Fund Services, LLC
Distributor	IMST Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	UMB Fund Services, Inc.	Gemini Fund Services, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	RSM US LLP
Custodian	UMB Bank, n.a.	MUFG Union Bank, National Association

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about January 11, 2019, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	All costs relating to the Transaction and the Reorganization, including the costs relating to the Special Meeting and the Combined Prospectus/Proxy Statement, will be borne by North Star and Regal, adviser to the Acquiring Fund and Acquired Fund, respectively, and such costs will not impact either Fund’s net asset value.

Q.	Will the Reorganization result in any federal tax liability to me?

8

A.	The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to the Acquiring Fund to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders should not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the Acquiring Fund. Shareholders of the Acquired Fund may receive a special dividend prior to the closing of the Reorganization, and any such special dividend is generally expected to be taxable. Regal, the Acquired Fund’s investment adviser, does not presently anticipate selling portfolio securities of the Acquired Fund prior to the Reorganization, and North Star, the Acquiring Fund’s investment adviser, does not anticipate selling assets to adjust the portfolio of the Acquiring Fund after the Reorganization, although it is possible North Star may have to sell some smaller positions of the Acquiring Fund after the Reorganization if redemption trends require greater liquidity in the portfolio. Prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Acquired Fund shares that are held as of January 11, 2019, will be exchanged for Class A shares of the Acquiring Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Further, the holding periods for redemption fees on the new Class A shares of the Acquiring Fund will be calculated to include the original purchase dates of those shares from the Acquired Fund for former Acquired Fund shareholders.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Acquired Fund at (toll-free) 1-844-66REGAL (73425) or on the Acquired Fund’s website www.regaltrx.com. You may also contact the Acquiring Fund (toll-free) at 1-855-580-0900, or on the Acquiring Fund’s website www.nsinvestfunds.com.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If shareholders do not vote to approve the Reorganization, the Transaction will not close, the Reorganization will not occur, and the IMST II Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.
Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.
Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined
9

Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the Board of Trustees recommend?

A.	After careful consideration and upon the recommendation of Regal, the IMST II Board has approved the Reorganization and has authorized the solicitation of proxies “FOR” approval of the Plan.

10

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Investment Managers Series Trust II in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

•	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

•	ABC Corp.	ABC Corp.

•	ABC Corp.	John Doe, Treasurer

•	ABC Corp	John Doe
c/o John Doe, Treasurer

•	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

•	ABC Trust	Jane B. Doe, Trustee

•	Jane B. Doe,	Trustee Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

•	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

•	Estate of John B. Smith	John B. Smith, Jr. Executor

11

COMBINED PROSPECTUS/PROXY STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

Regal Total Return Fund

a series of Investment Managers Series Trust II

Managed by:
Regal Investment Advisors, LLC

2687 44th St SE

Kentwood, MI 49512

BY AND IN EXCHANGE FOR

Class A SHARES OF THE

North star Opportunity Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

November 9, 2018

This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Regal Total Return Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), in connection with the solicitation of proxies by the Board of Trustees of IMST II (the “IMST Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on January 10, 2019, at 11:00 a.m. Pacific Time to consider an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the IMST II Board. Under the Plan, all of the assets of the Acquired Fund will be transferred to the North Star Opportunity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”)), a series of Northern Lights Fund Trust II (“NLFT II”); the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class A shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund (the “Reorganization”). At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and approve the Plan. Upon completion of the Reorganization, the Acquired Fund will be terminated as a series of IMST II and the Acquiring Fund will continue as the surviving fund. The Reorganization is expected to be consummated on January 11, 2019, or such other date as IMST II and NLFT II may mutually agree. Failure of any of the conditions to closing as described in the Plan may result in the Reorganization not being completed. If the Reorganization is not completed, the IMST II Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals. Further, if the Reorganization is not completed the Acquiring Fund will continue to operate as a separate series of NLFT II.

Each Fund’s Board believes that the Reorganization is in the best interests of the respective Fund, and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. The IMST II Board unanimously recommends that shareholders of the Acquired Fund vote FOR the Reorganization.

12

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a tax-free “reorganization” for the Funds and their shareholders.

The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before investing and should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

•	Reorganization-Related Document: the Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement (the “Merger SAI”), filed on November 9, 2018;
•	Acquired Fund Documents: the Prospectus and Statement of Additional Information of the Acquired Fund dated August 1, 2018, as supplemented, filed on July 20, 2018 (File Nos. 333-191476; 811-22894) and the Annual Report of the Acquired Fund dated March 31, 2018, filed on June 8, 2018 (File Nos. 333 -191476; 811-22894); and
•	Acquiring Fund Documents: the Prospectus and Statement of Additional Information of the Acquiring Fund dated April 1, 2018, as supplemented, filed on March 27, 2018 (File Nos. 333-174926; 811-22549), the Annual Report of the Acquiring Fund dated November 30, 2017, filed February 8, 2018 and the Semi-Annual Report of the Acquiring Fund dated May 31, 2018, filed August 3, 2018 (File Nos. 333-174926; 811-22549).

Copies of these documents are available without charge and can be obtained for the Acquired Fund by writing to IMST II at P.O. Box 2175, Milwaukee, WI 53201 or by calling (toll-free) at 1-844-66REGAL (73425), or for the Acquiring Fund by writing to NLFT II c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling (toll free) 1-855-580-0900.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

13

TABLE OF CONTENTS

A. Overview	1
B. Summary Comparison of Funds and Principal Risks	3
C. Comparison Fee Table and Example; Portfolio Turnover	31
D. Comparison of Performance	33
E. Key Information About the Reorganization	35
Description of the Shares to be Issued	36
Board Considerations	37
Federal Income Tax Consequences	40
Comparison of Forms of Organization and Shareholder Rights	41
Comparison of Valuation Procedures	42
Capitalization	44
Investment Advisers	44
Control Persons and Principal Holders of Securities	47
Miscellaneous Information.	50
Financial Highlights	50
APPENDIX A	50
1

A.	Overview

Regal Investment Advisors, LLC (“Regal”), the investment adviser to the Regal Total Return Fund (the “Acquired Fund”), an existing series of Investment Managers Series Trust II (“IMST II”), has entered into an agreement (the “Transaction Agreement”) to sell its mutual fund business to North Star Investment Management Corp. (“North Star”) (the “Transaction”). In connection with the Transaction, at a meeting held on July 19, 2018, the Board of Trustees of IMST II (the “IMST II Board”), including all of the trustees who are not “interested persons” of IMST II, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. Under the Plan, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), the Acquired Fund will transfer all of its assets to the North Star Opportunity Fund, an existing series of Northern Lights Fund Trust II (“NLFT II”) (the “Acquiring Fund”) in exchange for the Acquiring Fund assuming all of the liabilities of the Acquired Fund and transferring to the Acquired Fund that number of Class A shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund outstanding immediately after the close of business (4:00 p.m. Eastern Time) on January 11, 2019, or such other date as IMST II and NLFT II may mutually agree (the “Closing Date”), subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (although it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization). This will be followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder will receive Class A shares of the Acquiring Fund equivalent in value to the Acquired Fund shares held by such shareholder as of the Closing Date, or such other date as IMST II and NLFT II may mutually agree (the “Effective Time”). The Acquired Fund will then be liquidated and terminated as a series of IMST II and the Acquiring Fund will continue as the surviving fund (the transactions described in this paragraph are collectively referred to as the “Reorganization”). The Board of Trustees of NLFT II (the “NLFT II Board,” together with the IMST II Board, the “Boards”), on behalf of the Acquiring Fund, separately approved the Plan at a meeting held on July 23-24, 2018.

As set forth in the Plan, the Reorganization is subject to certain normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed. Such Closing Conditions include that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); the Acquiring Fund’s filing on Form N-14 including this Combined Prospectus/Proxy Statement will have been declared effective; all service provider certifications and other certifications as required by the Plan will be executed and delivered; and the requisite shareholder approval will be obtained and other conditions outlined in the Plan will be satisfied.

North Star, the investment adviser to the Acquiring Fund, and Regal will be responsible for the costs of the Reorganization regardless of whether the Reorganization occurs. The expenses associated with the Reorganization include costs of printing, costs of mailing the Combined Prospectus/Proxy Statement, the costs of holding the Special Meeting, EDGAR filings fees and legal expenses.

Regal has served as investment adviser to the Acquired Fund since the Acquired Fund’s inception in May 2014. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in December 2011, and two of the portfolio managers managed the Acquiring Fund’s predecessor fund since 2007. If the Reorganization is consummated, it is expected that Jim Tassoni, one of the current portfolio managers for the Acquired Fund, will join the portfolio management team for the Acquiring Fund, as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be

2

compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star.. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

The IMST II Board, the NLFT II Board, Regal and North Star each believe that greater economies of scale and efficiencies may be attained by combining the assets of the Funds. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund. Each Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Funds and potentially reducing the combined Fund’s expense ratio. Each Board has determined that the interests of existing shareholders of its respective Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

As described in further detail below, the Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). In particular, the Funds have the following primary differences: (i) the investment objective of the Acquiring Fund is long-term capital appreciation, while the investment objective of the Acquired Fund is positive total return (ii) the Acquired Fund may invest in exchange-traded funds (“ETFs”) as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund obtains exposure to fixed income securities through ETFs, while the Acquiring Fund generally invests in fixed income securities directly and the Acquired Fund obtains exposure to currencies through ETFs, while the Acquiring Fund does not; (iii) the Acquired Fund may invest up to 25% of its assets in commodities and it may also invest in derivative instruments, including covered call options, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; and (iv) unlike the Acquired Fund, the Acquiring Fund addresses diversification in two fundamental policies and has an additional non-fundamental policy prohibiting the Acquiring Fund from investing in other investment companies advised by North Star or affiliates of North Star.

The IMST II Board, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the IMST II Board considered, among other things: (1) the Reorganization was recommended by Regal as the investment adviser to the Acquired Fund; (2) the Funds have similar investment objectives, principal investment strategies, principal investment risks, fundamental investment policies and non-fundamental investment policies; (3) the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders; (4) a current portfolio manager of the Acquired Fund is expected to join the portfolio management team for the Acquiring Fund in his capacity as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management; (5) the Acquiring Fund’s performance over various periods; (6) although the current advisory fee and total expenses of the Acquiring Fund are higher than the current advisory fee and total expenses of the Acquired Fund (after waivers), North Star has agreed to enter into an expense limitation agreement that would cap the operating expenses for Class A shares of the Acquiring Fund at the same level as the Acquired Fund’s current expenses (after waivers) for a period from the date of the Reorganization until March 31, 2021, and also intends to implement a breakpoint on its advisory fee for the combined Fund on assets over $100 million; (7) the Reorganization will not result in the dilution of shareholders’ interests; (8) Regal and North Star, and not the Acquired Fund, will bear the costs of the Reorganization; (9) Regal is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the IMST II Board noted that Regal is selling its mutual fund business to North Star; that an affiliated broker-dealer of Regal, Regulus Advisors LLC (“Regulus”), has a referral agreement in place with North Star, whereby North Star, out of its own resources, compensates Regulus for investors referred by Regal that invest in various series of NLFT II advised by North Star, including the Acquiring Fund (the “Referral Agreement”); that Regal had indicated that neither Regal nor its affiliates will be compensated under the Referral Agreement in connection with the Transaction or the Reorganization; and that there are no other agreements or arrangements between North Star and Regal related to the Reorganization other than the Transaction Agreement and an agreement to share the costs of the Reorganization; and (10) the Reorganization is expected to

3

constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of June 30, 2018, IMST II consisted of multiple portfolios representing approximately $1.4 billion in assets. NLFT II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of June 30, 2018, NLFT II consisted of multiple portfolios representing approximately $2.33 billion in assets. The Acquired Fund and Acquiring Fund have different boards of trustees and different arrangements for custody, administration, accounting, transfer agency and distribution services.

B.	Summary Comparison of Funds and Principal Risks

Investment Objectives. The investment objectives of the Funds are similar: the investment objective of the Acquiring Fund is long-term capital appreciation; the investment objective of the Acquired Fund is positive total return. The investment objective for each Fund is non-fundamental and can be changed upon approval of the respective Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies. Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below, which are similar for the two Funds. After the Reorganization, the combined Fund will follow the principal investment strategies of the Acquiring Fund.

The primary differences between the Funds’ principal investment strategies are as follows: (i) the Acquired Fund may invest in exchange-traded funds (“ETFs”) as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund obtains exposure to fixed income securities through ETFs, while the Acquiring Fund generally invests in fixed income securities directly and the Acquired Fund obtains exposure to currencies through ETFs, while the Acquiring Fund does not; and (ii) the Acquired Fund may invest up to 25% of its assets in commodities and it may also invest in derivative instruments, including covered call options, while the Acquiring Fund’s principal investment strategy does not specifically address these investments.

The following discussion comparing the investment strategies and principal risks of each Fund is based upon and qualified in its entirety by the respective investment strategies and principal risks sections of the Acquired Fund’s prospectus dated August 1, 2018, as supplemented, and the Acquiring Fund’s prospectus dated April 1, 2018, as supplemented.

	Acquired Fund	Acquiring Fund
Principal Investment Strategies

Under normal market circumstances, the Acquired Fund pursues its investment objective by investing in equity securities such as common stocks and shares of exchange-traded funds (“ETFs”) that are designed to provide the Acquired Fund with exposure to various asset classes including equity securities, commodities and currencies, and fixed income securities. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. In making its investments, the Acquired Fund also seeks to mitigate risk and reduce volatility. The Acquired Fund’s adviser uses its proprietary technical analysis model to determine the asset allocation of the Acquired

North Star is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Acquiring Fund. North Star intends to use a “best ideas” investment strategy, as described below, coupled with market and industry risk management through limiting position sizes and maintaining low levels of concentration within any particular industry. The Acquiring Fund may invest in long positions in publicly traded or private equities of any market capitalization, primarily common stock and American Depositary Receipts (“ADRs”), as well as preferred stock and certain convertible securities. The universe of investible securities is considered “micro to macro”, from small and micro-cap companies to the largest global corporations. In general, the Acquiring
4

Fund’s portfolio across the following investment strategies:

Enhanced Dividend Strategy. This strategy invests in common stocks of companies in the S&P 500 Index that have both paid and increased their dividend payouts every year for at least 25 consecutive years and in shares of dividend-based ETFs. Under this strategy, the Acquired Fund may also write covered call options on these underlying securities to enhance cash flow through premiums received. The Acquired Fund’s investment in the Enhanced Dividend Strategy normally will not exceed 35% of its total assets.

U.S. All-Cap Equity Strategy. This strategy invests in stocks of U.S. companies with a market capitalization greater than $500 million at the time of initial purchase. The Acquired Fund’s investment in the U.S. All-Cap Equity Strategy normally will not exceed 20% of its total assets.

International All-Cap Equity Strategy. This strategy invests in stocks and American depository receipts (“ADRs”) of non-U.S. companies with a market capitalization greater than $500 million at the time of initial purchase. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company. The Acquired Fund’s investment in foreign equity securities may include securities of companies in emerging markets. The Acquired Fund’s investment in the International All-Cap Equity Strategy normally will not exceed 20% of its total assets.

Tactical Fixed Income/Hedged Strategy. This strategy invests in shares of ETFs that are designed to provide the Acquired Fund with exposure to various fixed income securities, including domestic and foreign corporate debt and securities issued by the U.S. government or its agencies and instrumentalities. The ETFs in which the Acquired Fund invests may invest in fixed income instruments of any maturity and credit quality, including securities rated below investment grade (commonly referred to as “junk” bonds). This strategy seeks to identify the best opportunities to enhance yield and appreciation in the fixed income markets in a manner uncorrelated with the broader markets. In addition, this strategy seeks to hedge the Acquired Fund’s equity exposure through exposure to non-correlated fixed income securities. The Acquired Fund’s investment in

Fund intends to invest within a potentially wide range of net exposures, meaning that normally it expects to invest approximately 80 - 100% of its net assets in net long positions in securities that it deems to be underpriced. Target position sizes will range from 0% to 5% of the Acquiring Fund’s net assets, for individual stocks and up to 25% for macroeconomic themes. The Acquiring Fund’s investment “best ideas” strategy consists, to a significant degree, of seeking companies with a high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”); event driven special opportunities and short term trading opportunities. By “enterprise value,” North Star means the market value of a company plus the value of such company’s outstanding debt. The Acquiring Fund’s capital will be dedicated to opportunistic trading situations based on its view of a particular company, market or security, which may result in a high frequency of transactions. In addition, the Acquiring Fund intends to invest in fixed income securities, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Acquiring Fund may invest in fixed income securities that are investment grade (i.e., rated at the time of purchase in one of the four highest categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality) as well as those that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds” without limitation. When market conditions or other considerations justify, the Acquiring Fund may also devote a substantial amount of its capital to cash, cash equivalents or short-term obligations of the U.S. government, its agencies and instrumentalities.

5

the Tactical Fixed Income/Hedged Strategy normally will not exceed 25% of its total assets.

Tactical Currencies/Commodities Strategy. This strategy invests in shares of ETFs that are designed to provide the Acquired Fund with exposure to what the Acquired Fund’s adviser believes are the best opportunities in the currency and commodity markets. The ETFs in this strategy focus on, among other asset types, hard assets and precious metals, soft commodities and agricultural commodities, oil and gas, and sovereign nation currencies. The Acquired Fund’s investment in the Tactical Currencies/Commodities Strategy normally will not exceed 25% of its total assets.

When the Acquired Fund’s adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Acquired Fund’s investment objective, the Acquired Fund may invest some or all of its assets in cash or cash equivalents. In other words, the Acquired Fund will not always stay fully invested in the strategies described above.

Principal Investment Risks. The Acquired Fund and the Acquiring Fund are subject to similar risks. A summary of the principal risks of investing in each Fund is set forth below. This summary is qualified in its entirety by the more extensive discussion of risk factors set forth in the prospectuses and statements of additional information of the Funds, which are incorporated by reference. The Funds have substantially similar principal risks, however there are certain risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Emerging Market Risk, Call Options Risk, Derivatives Risk, ETF Risk, Commodities Risk, Liquidity Risk, Portfolio Turnover Risk, Management and Strategy Risk and Sector Focus Risk. Likewise, there are certain risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: Flexible Strategy Risk, Municipal Securities Risk and Cyber Security Risk. Additionally, the Acquiring Fund addresses Credit Risk as a separate risk, whereas this risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Fixed Income Risk.” Likewise, the Acquiring Fund addresses ADR Risk as a separate risk, whereas this risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Foreign Investment Risk.” The last primary difference between the principal risks of the Acquired Fund and the Acquiring Fund is that the Acquired Fund discloses ETFs Underlying Strategy Risks that includes Commodities Risk, Fixed Income Risk and High Yield (“Junk”) Bond Risk, whereas the Acquiring Fund discloses (with the exception of Commodities Risk) the same risks as separate risks related to direct investments, rather than indirect investments through ETFs. These differences primarily relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal risks of their respective Fund. After the Reorganization, the combined Fund will have the same risks as the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Market Risk/General Risk	The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a	The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price
6

	particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for Regal. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced significant volatility since 2008. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. As a result of this significant volatility, many of the following risks associated with an investment in the Acquiring Fund may be increased. The U.S. government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Continuing market problems may have adverse effects on the Acquiring Fund.
Equity Risk	The value of equity securities held by the Acquired Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquired Fund participate, or factors relating to specific companies in which the Acquired Fund invests. The price of common stock of an issuer in the Acquired Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average	Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.
7

returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Small-Cap and Mid-Cap Risk	Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.	Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Acquiring Fund. These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Acquiring Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than North Star might prefer, or it may have to sell in smaller than desired quantities over a period of time. An investment in the Acquiring Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.
Large-Cap Company Risk	Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.	Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Foreign Investment and Currencies Risk

Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations.

To the extent that the Acquiring Fund invests in securities of foreign companies, including ADRs, your investment is subject to foreign securities risk. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. In addition to developed markets, the Acquiring Fund’s investments in foreign securities may include investments in
8

In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Acquired Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Acquired Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the ETFs in which the Acquired Fund invests and denominated in such currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.
Emerging Market Risk	Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also	No corresponding risk.
9

depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Acquired Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Acquired Fund to find satisfactory custodial services in an emerging market country, which could increase the Acquired Fund’s costs and cause delays in the transportation and custody of its investments.
Call Options Risk	The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Acquired Fund is not able to close out the option transaction, the Acquired Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Acquired Fund at a lower price than its current market value. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short	No corresponding risk.
10

sale of the underlying security. Purchasing and writing call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Acquired Fund invests in over-the-counter options, the Acquired Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Derivatives Risk	Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Acquired Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Acquired Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Acquired Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Acquired Fund may not correlate with the value of the underlying instrument or the Acquired Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Acquired Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases	No corresponding risk.
11

from other clearing customers of the brokerage firm. The Acquired Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.
ETF Risk	Investing in an ETF will provide the Acquired Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Acquired Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Acquired Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.	No corresponding risk.
ETFs Underlying Strategy Risks

Each ETF in which the Acquired Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities. Additional risks associated with the strategies of the ETFs in which the Acquired Fund invests include but are not limited to the following:

Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Acquired Fund to greater volatility than investments in

The Acquiring Fund discloses the following corresponding risks as risks related to direct investments, rather than indirect investments through ETFs: No corresponding risk.
12

traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the portfolio of an ETF in which the Acquired Fund invests, the more the ETF’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, an ETF in which the Acquired Fund invests might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, an ETF in which the Acquired Fund invests may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than

Fixed Income Securities Risk. Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. Fixed income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

13

anticipated, causing the value of those securities held by the ETF to fall. The ETFs in which the Acquired Fund invests could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk.

High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the ETF becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

High-Yield Debt Securities Risk. High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal and are speculative in nature. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Liquidity Risk	Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Acquired Fund may not be able to sell some or all of the investments that it holds, or if the Acquired Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Acquired Fund may be unable to achieve its desired level of exposure to a certain sector. Liquidity risk may be more pronounced for the Acquired Fund’s investments in developing countries.	No corresponding risk.
14

Portfolio Turnover Risk	Active and frequent trading of the Acquired Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Acquired Fund’s performance. A high rate of portfolio turnover is 100% or more.	No corresponding risk.
Management and Strategy Risk	The value of your investment depends on the judgment of Regal about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by Regal in selecting investments for the Acquired Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. During a bull market, the Acquired Fund may underperform its benchmark and the market in general due to the Acquired Fund’s focus on risk mitigation and volatility reduction.	No corresponding risk.
Sector Focus Risk	The Acquired Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Acquired Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.	No corresponding risk.
Credit Risk	This risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Fixed Income Risk” listed above.	An issue or guarantor of a debt security, or the counterparty to a derivatives contract or a loan may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. Since the Acquiring Fund can invest in lower-quality debt securities considered speculative in nature, this risk may be substantial.
Flexible Strategy Risk	No corresponding risk.	The Acquiring Fund uses a variety of investment strategies to provide a positive total return regardless of market conditions. North Star does not attempt to keep the portfolio structure or the Acquiring Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Acquiring Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies
15

is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as North Star expects, and portfolio securities may remain over- or under-valued.
Municipal Securities Risk	No corresponding risk.	Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security when they come due. A downgrade in the issuer’s or security’s capital rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.
ADR Risk	This risk is disclosed in the Acquired Fund’s prospectus as a part of the Acquired Fund’s “Foreign Investment Risk” listed above.	ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.
Cyber Security Risk	No corresponding risk.	As the use of technology has become more prevalent in the course of business, the Acquiring Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Acquiring Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Acquiring Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Comparison of Distribution and Purchase and Redemption Procedures

16

IMST Distributors, LLC (“IMSTD”) is the distributor (also known as the principal underwriter) of the shares of the Acquired Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. IMSTD is a registered broker-dealer and is a member of FINRA.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (“NLD”) serves as the principal underwriter and national distributor for the shares of the Acquiring Fund pursuant to an underwriting agreement with the NLFT II. NLD is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA.

	Acquired Fund	Acquiring Fund
Distribution and Service Plan (Rule 12b-1)	IMST II, on behalf of the Acquired Fund, has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquired Fund to pay distribution fees for the sale and distribution of its Class A shares and shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Acquired Fund’s assets attributable to the Acquired Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Acquired Fund associated with that class of shares.	The Acquiring Fund has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act for Class A shares. Under the Class A 12b-1 Plan, Class A shares of the Acquiring Fund are authorized to pay the distributor, or such other entities as approved by the NLFT II Board, a fee for the promotion and distribution of the Acquiring Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Acquiring Fund’s average daily net assets annually for the Class A shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including North Star, for any distribution or service activity. Because these fees are paid out of the Acquiring Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Acquiring Fund and may cost you more than paying other types of sales charges. In addition to the fees paid under the 12b-1 Plan, the Acquiring Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including North Star and affiliates of North Star, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
Shareholder Service Fee	The Acquired Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares to shareholder servicing agents.	No corresponding fee.
17

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Acquired Fund on behalf of shareholders, forwarding communications from the Acquired Fund, providing sub-accounting with respect to Fund shares, and other similar services.
Purchasing Information	Shares of the Acquired Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. From time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Acquired Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquired Fund shares purchased by trustees of IMST II and current or retired directors and employees of Regal and its affiliates.	Shares of the Acquiring Fund are offered for purchase by mail, through brokers or agents who have entered into selling agreements with the Acquiring Fund’s distributor, by wire (the Acquiring Fund will normally accept wired funds for investment on the day received if they are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE) or shareholders may participate in the Acquiring Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Acquiring Fund through the use of electronic funds transfers or automatic bank drafts. The Acquiring Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.
Minimum Investments	The minimum initial investment in Class A shares is $1,000 for all accounts, with a minimum subsequent investment of $100 for all accounts.	The minimum initial investment in Class A shares is $500 for IRAs and $2,500 for all other accounts, with a minimum subsequent investment of $100 for IRAs and $500 for all other accounts. In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund shall be waived with respect to the Acquired Fund shareholders’ initial receipt of Acquiring Fund shares as part of the Reorganization.
18

Class A Shares Purchases	Class A shares of the Acquired Fund are sold at the public offering price, which is the net asset value per share (“NAV”) plus an initial maximum sales charge which varies with the amount you invest as shown in the chart following this summary comparison table. This means that part of your investment in the Acquired Fund will be used to pay the sales charge.	Class A shares of the Acquiring Fund are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The sales charge varies, depending on how much you invest as shown in the chart following this summary comparison table. There are no sales charges on reinvested distributions. The Acquiring Fund reserves the right to waive sales charges at its discretion.
Reducing your Class A Sales Charge	Eligible purchasers of Class A shares also may be entitled to reduce sales charges through the Quantity Discount programs offered by the Acquired Fund. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Acquired Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. Please see Appendix A to the Acquired Fund’s prospectus regarding these particular front-end sales load waivers or CDSC waivers from Charles Schwab & Co., Inc., National Financial Services Corporation, TD Ameritrade Institutional and Pershing LLC. In all instances, it is the purchaser’s responsibility to notify the Acquired Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Acquired Fund or through another intermediary to receive these waivers or discounts.	You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Acquiring Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.
Letters of Intent and Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $99,999 of Class A shares of the Acquired Fund would pay an initial charge of 5.75%, while a purchase of $100,000 would pay an initial charge of 5.00%. There are several breakpoints for

19

the Acquired Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount. Investments above $1,000,000 have no front-end sales charge but may be subject to a CDSC (please see Large Order Net Asset Value Purchase Privilege below for more information).

You may be able to lower your Class A sales charges if:

•       you assure the Acquired Fund in writing that you intend to invest at least $100,000 in Class A shares of the Acquired Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•       the amount of Class A shares you already own in the Acquired Fund plus the amount you intend to invest in Class A shares is at least $100,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Acquired Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the

Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Acquiring Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Acquiring Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Acquiring Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to

20

Acquired Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Acquired Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Acquired Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Acquired Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Acquired Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Acquired Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Acquired Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Acquiring Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Acquiring Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•       Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•       Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•       Shares held directly in the Acquiring Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

21

charge level. You should retain any records necessary to substantiate the purchase price of the Acquired Fund’s shares, as the Acquired Fund and approved financial intermediary may not retain this information.
Class A Sales Charge Waiver

Class A shares are available for purchase without a sales charge if you are:

•       reinvesting dividends or distributions;

•       making additional investments for your 401(k) or other retirement or direct accounts;

•       participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•       a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Acquired Fund to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

•       a current Trustee of IMST II; or

•       an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Code) of the Adviser, or of a broker-dealer authorized to sell shares of the Acquired Fund.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•       Current and retired directors and officers of the Acquiring Fund sponsored by North Star or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through North Star.

•       Employees of North Star and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•       Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Acquiring Fund’s shares and their immediate families.

•       Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•       Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•       Institutional investors (which may include bank trust departments and registered investment advisers).

22

•       Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•       Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•       Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Acquiring Fund are part of an omnibus account. A minimum initial investment of $1 million in the Acquiring Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

The Acquiring Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

The Acquiring Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Acquiring Fund shares included in other investment plans such as “wrap accounts.” If you own Acquiring Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Redemption Information	Shares of the Acquired Fund are redeemed at a price equal to the NAV next determined after the redemption request is

Shares of the Acquiring Fund are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Acquiring Fund. Class A shares do not have a contingent deferred sales charge

23

accepted in good order by the Acquired Fund.

The Acquired Fund generally pays sale (redemption) proceeds in cash. The Acquired Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund uses these methods during both normal and stressed market conditions. The Acquired Fund has reserved the right to redeem shares “in-kind” under certain circumstances. The Acquired Fund does impose a redemption fee as described below.

(“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The Acquiring Fund has reserved the right to redeem shares “in-kind” under certain circumstances. The Acquiring Fund does impose a redemption fee as described below.

The Acquiring Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the Acquiring Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Purchasing Shares by Exchange	Not applicable, as the Acquired Fund only offers one share class.	Shares of Class A of the Acquiring Fund are not exchangeable for Class I shares of the Acquiring Fund.
Limitations on Purchase

The Acquired Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Acquired Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. Gemini Fund Services, LLC, the Acquiring Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any check returned to the transfer agent for insufficient funds. The Acquiring Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Acquiring Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.
Execution of Requests	The Acquired Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by IMST II. In unusual circumstances, the Acquired Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.	The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by NLFT II. In unusual circumstances, the Acquiring Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.
24

	longer, as allowed by federal securities law.	longer, as allowed by federal securities law.
Frequent Trading/Redemption Fees

The IMST II Board has adopted policies and procedures with respect to frequent purchases and redemptions of Acquired Fund shares by Acquired Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquired Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Acquired Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Acquired Fund, if that shareholder has engaged in four or more “round trips” in the Acquired Fund during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST II believes is consistent with the interests of Acquired Fund shareholders.

Acquired Fund shareholders will be charged a redemption fee of 2.00% of the value of the Acquired Fund shares being redeemed if you redeem your shares of the Acquired Fund within 60 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Acquired Fund for the benefit of its remaining shareholders. The fee will not

The Acquiring Fund discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Acquiring Fund’s investment strategies, increasing Acquiring Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Acquiring Fund is designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the NLFT II Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Acquiring Fund investments as their financial needs or circumstances change. The Acquiring Fund currently uses several methods to reduce the risk of market timing. These methods include:

•       Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Acquiring Fund’s “Market Timing Trading Policy;”

•       Rejecting or limiting specific purchase requests; and

•       Charging a 2% redemption charge if shares are held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Acquiring Fund seeks to make judgments and applications that are consistent with the interests of the Acquiring Fund’s shareholders.

The Acquiring Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Acquiring Fund nor North Star will be liable for any losses resulting from rejected purchase or

25

apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Acquired Fund with respect to accounts falling below the minimum initial investment amount. IMST II reserves the right to waive this fee in other circumstances if Regal determines that doing so is in the best interests of the Acquired Fund.

IMST II may monitor trades in Acquired Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that a shareholder of the Acquired Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST II’s efforts will identify all trades or trading practices that may be considered abusive.

exchange orders. North Star may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Acquiring Fund.

Although the Acquiring Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Acquiring Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Acquiring Fund. While the Acquiring Fund will encourage financial intermediaries to apply the Acquiring Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Acquiring Fund, the Acquiring Fund limited in its ability to monitor the trading activity or enforce the Acquiring Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Acquiring Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Acquiring Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Acquiring Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Acquiring Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Acquiring Fund has agreed to provide shareholder transaction information to the extent known to the broker to the Acquiring Fund upon request. If the Acquiring Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Acquiring Fund will seek full cooperation from the service provider maintaining the account

26

to identify the underlying participant. At the request of North Star, the service providers may take immediate action to stop any further short-term trading by such participants.
Dividends and Distributions

The Acquired Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquired Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Acquired Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Acquired Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

Shareholders will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Acquired Fund, whether paid in cash or reinvested in additional shares. If you sell Acquired Fund shares, it is generally considered a taxable event. If you exchange shares of the Acquired Fund for shares of another fund, the exchange will be treated as a sale of the Acquired Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Acquired Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Acquired Fund shares.

The Acquiring Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually. The distributions will be reinvested in shares of the Acquiring Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Acquiring Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Acquiring Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

27

Dividends paid by the Acquired Fund (but none of the Acquired Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Acquired Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Acquired Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Shareholders may want to avoid buying shares of the Acquired Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of

28

the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Acquired Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Acquired Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Acquired Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Acquired Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Acquired Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions and, after December 31, 2018, to redemption proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Acquired Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain

29

countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.
Additional Compensation to Financial Intermediaries

Regal may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Regal, out of its own resources, and without additional cost to the Acquired Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquired Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Regal may pay cash compensation for inclusion of the Acquired Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquired Fund’s shareholders. Regal may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

The distributor, its affiliates and North Star, out of its own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Acquiring Fund. Such payments and compensation are in addition to service fees paid by the Acquiring Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. North Star may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Class A Sales Charges for the Acquired Fund

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $99,999	5.75%	6.10%	5.25%
30

$100,000-$249,999	5.00%	5.26%	4.50%
$250,000-$499,999	4.50%	4.71%	4.00%
$500,000-$999,999	3.50%	3.63%	3.00%
$1 million or more	See below**	See below**	See below**

* The offering price includes the sales charge.

** See the “Large Order Net Asset Value Purchase Privilege” section in the Class A discussion for the Acquired Fund in in the table above.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Sales Charges for the Acquiring Fund

Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $100,000	5.75%	6.10%	5.25%
$100,000 but less than $250,000	4.50%	4.71%	4.00%
$250,000 but less than $500,000	3.50%	3.63%	3.00%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 or more	0.00%	0.00%	**(2)
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	North Star shall reimburse the Acquiring Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Acquiring Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Acquiring Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject up to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Disclosure of Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s statement of additional information, which is incorporated by reference. Each Fund has a similar policy whereby disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

Comparison of Investment Restrictions and Limitations. The Funds have similar fundamental and non-fundamental investment restrictions. The primary differences between the Funds’ investment restrictions are that the Acquiring Fund addresses diversification in two fundamental policies and has an additional non-fundamental policy prohibiting the Acquiring Fund from investing in other investment companies advised by North Star or affiliates of North Star. Set forth below is a summary of these restrictions. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund. Fundamental investment restrictions may only be changed by shareholder vote, while non-fundamental investment restrictions may be changed by action of the IMST II Board with respect to the Acquired Fund or the NLFT II Board with respect to the Acquiring Fund.

Acquired Fund	Acquiring Fund
Fundamental Investment Restrictions
31

The Acquired Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Acquired Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Acquired Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Acquired Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Acquired Fund. The Acquired Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Acquired Fund may not:

Issue senior securities, borrow money or pledge its assets, except that (i) the Acquired Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquired Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Act as underwriter, except to the extent the Acquired Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

With respect to 75% of the Acquired Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquired Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquired Fund would hold more than 10% of the outstanding voting securities of that issuer;

NLFT II (on behalf of the Acquiring Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of a Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Acquiring Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Acquiring Fund.

The Acquiring Fund may not:

Issue senior securities, borrow money or pledge its assets, except that the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed);

Act as underwriter (except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies);

Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Acquiring Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Acquiring Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized;

32

Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities);

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Acquired Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquired Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquired Fund’s net assets; or

Purchase or sell commodities, except that the Acquired Fund may purchase and sell commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and forward and futures contracts with respect to indices or individual commodities, and the Acquired Fund may invest in securities or other instruments backed by physical commodities or indices.

Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Acquiring Fund and except for repurchase agreements); or

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.

Non-fundamental Investment Restrictions

The Acquired Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Acquired Fund may not:

Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The following lists the non-fundamental investment restrictions applicable to the Acquiring Fund. These restrictions can be changed by the NLFT II Board, but the change will only be effective after notice is given to shareholders of the Acquiring Fund.

The Acquiring Fund may not:

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the NLFT II Board to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or

33

Invest in other investment companies advised by the same investment adviser as the Acquiring Fund or in investment companies advised by affiliates of such adviser.

C.	Comparison Fee Table and Example; Portfolio Turnover

Fee Table. The management fee, shareholder fees (fees paid directly from your investment) and annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined Fund (both before and after waivers) are expected to be equal to or lower than the current annual fund operating expenses for both Funds (both before and after waivers).

The following table shows the comparative fees and expenses of the Acquired Fund and the Acquiring Fund for the twelve-month period ended September 30, 2018 (adjusted to account for changes in fee waiver agreements since that time). The table also reflects the pro forma fees for the combined Acquiring Fund after giving effect to the Reorganization as if the Reorganization had occurred on September 30, 2018 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown. The Acquiring Fund also offers Class I shares, however Class I shares are not participating in the Reorganization.

	Regal Total Return Fund Acquired Fund (Current)	North Star Opportunity Fund Acquiring Fund (Current)	North Star Opportunity Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Class A	Class A	Class A
Maximum sales charge (load) (as a percentage of offering price)	5.75%	5.75%(1)	5.75%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	1.00%(1)	1.00%(1)
Redemption fee (as a percentage of amount redeemed within 60 days of purchase for the Acquired Fud and within 30 days of purchase for the Acquiring Fund)	2.00%	2.00%	2.00%
Exchange fee	None	None	None
Wire Fee	$20	None	None
Overnight check delivery fee	$25	None	None
Retirement account fees (annual maintenance fee)	$15	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.90%	1.00%	1.00%(2)
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
34

Other expenses(3)	0.80%	0.42%	0.40%
Acquired Fund Fees and Expenses	0.11%(4)	0.01% (4)	0.03%
Total annual fund operating expenses	2.06%	1.68%	1.68%
Less: Fee waivers and/or expense reimbursements	(0.40)%	0.00%	(0.10)%
Total net annual fund operating expenses (after waivers/reimbursements)	1.66%(5)	1.68%(6)	1.58%(7)
(1)	Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.
(2)	After consummation of the Reorganization, North Star intends to implement the following breakpoint on its advisory fee for the combined Acquiring Fund: 1.00% on the first $100,000,000 of assets and 0.90% thereafter.
(3)	Other expenses of the Acquired Fund include shareholder service fees of up to 0.15% payable to shareholder servicing agents that provide non-distribution administrative and support services pursuant to a shareholder service plan. The Acquiring Fund does not charge separate shareholder service fees pursuant to a shareholder service plan.
(4)	This number includes the combined total fees and operating expenses of underlying acquired funds owned by a Fund and is not a direct expense incurred by a Fund or deducted from Fund assets. The operating expenses in this fee table will not correlate to the expense ratio in the respective Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the respective Fund.
(5)	Regal has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, underlying acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of the Class A shares of the Acquired Fund. This agreement is in effect until August 1, 2019, and it may be terminated before that date only by the IMST II Board. Regal is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. The ability of Regal to seek reimbursement will terminate upon closing of the Reorganization.
(6)	Pursuant to an operating expense limitation agreement between North Star and the Acquiring Fund, North Star has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) at least until March 31, 2019, such that net annual fund operating expenses of the Acquiring Fund do not exceed 1.99% of the Acquiring Fund’s average net assets, for Class A shares. This operating expense limitation agreement can be terminated only by, or with the consent of, the NLFT II Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.
(7)	After consummation of the Reorganization, North Star will contractually agree to match the Acquired Fund’s 1.55% expense limitation for Class A shares of the combined Acquiring Fund. Pursuant to an operating expense limitation agreement between North Star and the Acquiring Fund, North Star has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) beginning at the consummation of the Reorganization until at least March 31, 2021, such that net annual fund operating expenses of the Acquiring Fund do not exceed 1.55% of the Acquiring Fund’s average net assets, for Class A shares. This operating expense limitation agreement can be terminated only by, or with the consent of, the NLFT II Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Expense Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through August 1, 2019 for the Acquiring Fund, March 31, 2019 for the Acquiring Fund and March 31, 2021 for the pro forma combined Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

35

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Class A	$734	$1,147	$1,585	$2,797
Acquiring Fund	Class A	$736	$1,074	$1,435	$2,448
Acquiring Fund Pro Forma Combined	Class A	$726	$1,065	$1,426	$2,440

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year (ended March 31, 2018 for the Acquired Fund and November 30, 2017 for the Acquiring Fund), each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	81%
Acquiring Fund	47%

D.	Comparison of Performance

Acquired Fund

Annual total returns for the Class A shares of the Acquired Fund as of December 31, 2017, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquired Fund’s website, www.regaltrx.com, or by calling the Acquired Fund at 1-844-66REGAL (844-667-3425). The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Acquired Fund –Class A

Calendar Year Total Returns as of December 31,

36

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 4.55% for the quarter ended December 31, 2017. The worst performance was -6.52% for the quarter ended September 30, 2015.

The year-to-date return as of September 30, 2018 was 0.71%.

The table below shows the average annual total return of the Acquired Fund as of December 31, 2017, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2017

	One Year	Since Inception (May 27, 2014)
Class A
Return Before Taxes	5.12%	2.94%
Return After Taxes on Distributions	4.71%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	2.23%
Morningstar Moderate Target Risk Index (reflects no deduction for fees, expenses or taxes)	14.66%	6.03%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Acquired Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Morningstar Moderate Target Risk Index is one of the indices in the Morningstar Target Index Series, which spans the risk spectrum from conservative to aggressive. The Morningstar Moderate Target Risk Index is designed to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Index seeks approximately 60% exposure to global equity markets. Unlike the Acquired Fund’s returns, Index returns do not reflect deductions for fees, expenses or taxes.

Acquiring Fund

Annual total returns for the Class A shares of the Acquiring Fund as of December 31, 2017, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The Acquiring Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Opportunity Fund”), which transferred its assets to the Acquiring Fund in connection with the Acquiring Fund’s commencement of operations on May 31, 2013. The Predecessor Opportunity Fund was managed by the same adviser who currently manages the Acquiring Fund, and had substantially similar investment objectives and strategies to those of the Acquiring Fund. The Acquiring Fund’s performance includes the performance of the Predecessor Opportunity Fund prior to the commencement of the Acquiring Fund’s operations. The Predecessor Opportunity Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Class A Shares. The Predecessor Opportunity Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Predecessor Opportunity Fund had been registered under the 1940 Act, its performance may have been different.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the average annual total returns of the Acquiring Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquiring Fund’s website, www.nsinvestfunds.com, or by calling the Acquiring Fund at 1-855-580-0900. The Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

37

Acquiring Fund –Class A

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 9.81% for the quarter ended December 31, 2013. The worst performance was -13.36% for the quarter ended September 30, 2015.

The year-to-date return as of September 30, 2018 was 8.63%.

The table below shows the average annual return of the Acquiring Fund as of December 31, 2017, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2017

	One Year	Five Years	Since Inception of Class A Shares (December 11, 2011)
Class A Shares*
Return Before Taxes	5.59%	8.80%	9.66%
Return After Taxes on Distributions	5.16%	7.17%	8.13%
Return After Taxes on Distributions and Sale of Fund Shares	3.50%	6.40%	7.22%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.37%

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Acquiring Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Acquiring Fund’s returns, however, they do not reflect any fees or expenses.

38

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

E.	Key Information About the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Proxy Statement as Appendix A and which includes more detailed information about the Reorganization.

Description of the Agreement and Plan of Reorganization. At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Class A shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing NLFT II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

In the Reorganization, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets as of the Closing using the Acquiring Fund’s valuation procedures, and as set forth in the Acquiring Fund’s then-current Prospectus and SAI, or such other valuation procedures as shall be mutually agreed upon by the Funds (the “Valuation Procedures”). At the time of the Reorganization, the NAV of the Acquired Fund shares shall be computed as of the Closing in accordance with the Valuation Procedures. Although there may be differences in the valuation procedures for the Acquired Fund and the Acquiring Fund, the Funds have agreed in the Plan to work together to eliminate any material differences prior to the Reorganization.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of Class A shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to NLFT II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on January 11, 2019, or such other date agreed to by IMST II and NLFT II.

North Star and Regal have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Combined

39

Prospectus/Proxy Statement, except if and to the extent that North Star’s or Regal’s payment of those costs would result in certain adverse tax consequences. North Star and Regal will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the IMST II Board or the NLFT II Board if, among other reasons, the IMST II Board or the NLFT II Board determines that the Reorganization is not in the best interest of its shareholders.

Description of the Shares to be Issued. Full and fractional Class A shares of the Acquiring Fund will be issued to shareholders of the Acquired Fund, in accordance with the procedures under the Plan as described above. The Declaration of Trust of NLFT II permits the NLFT II Board to issue an unlimited number of shares of beneficial interest of each series within NLFT II with no par value per share. The Acquired Fund is a series of IMST II which, as of the Closing Date, will consist of Class A shares. There are no material differences between the Class A shares of the Acquired Fund and the Class A shares of the Acquiring Fund, except that unlike Class A shares of the Acquiring Fund, Class A shares of the Acquired Fund are subject to a shareholder service fee of up to 0.15% of its average daily net assets payable to shareholder servicing agents that provide non-distribution administrative and support services. Each share of beneficial interest of each Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares of either Fund do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as either the NLFT II Board or the IMST II Board may determine with respect to its respective Fund. Shares of either Fund do not have cumulative voting rights and therefore holders of at least 50% of a Fund’s shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Board of either NLFT II or IMST II (each a “Trust” and collectively, the “Trusts”) may classify or reclassify any unissued shares of these respective Trusts into shares of any series within the applicable Trust by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each Fund vote as a fund to change, among other things, a fundamental policy of such Fund and to approve the Fund’s investment management contracts. Like the Acquired Fund, the Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the NLFT II Board, it is necessary or desirable to submit matters for a shareholder vote.

Board Considerations. At the IMST II Board meeting held on July 19, 2018, Regal, the Acquired Fund’s investment adviser, recommended that the IMST II Board approve the Reorganization.  In particular, Regal believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal strategies as the Acquired Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (3) invest in a mutual fund managed by North Star, an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders.

At the meeting, the IMST II Trustees reviewed detailed information regarding the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. After the meeting, one of the IMST II Trustees also participated in a conference call with a trustee of NLFT II; the Chief Compliance Officer of IMST II reviewed the compliance manuals of NLFT II and North Star; and the IMST II Trustees received certain additional information from Regal regarding the Transaction.

In recommending the proposed Reorganization, the IMST II Trustees (with the advice and assistance of independent counsel) considered, among other things:

•	the terms of the Plan, including that the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
40

•	that the Funds have similar investment objectives, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies;
•	the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that the North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders;
•	that a current portfolio manager of the Acquired Fund is expected to join the portfolio management team for the Acquiring Fund in his capacity as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management;
•	the Acquiring Fund’s performance over various periods;
•	that North Star is an experienced provider of investment advisory services to institutional and retail investors, with approximately $1.3 billion in mutual fund assets under management;
•	North Star’s commitment to compliance and risk management;
•	that although the current advisory fee and total expenses of the Acquiring Fund are higher than the current advisory fee and total expenses of the Acquired Fund (after waivers), North Star has agreed to enter into an expense limitation agreement that would cap the operating expenses for Class A of the Acquiring Fund at the same level as the Acquired Fund’s current expenses (after waivers) for a period from the date of the Reorganization until March 31, 2021, and also intends to implement a breakpoint on its advisory fee for the combined Fund on assets over $100 million;
•	that the term of North Star’s expense limitation agreement with respect to the Acquiring Fund is longer than the current term of Regal’s expense limitation agreement with respect to the Acquired Fund; that there is no guarantee that North Star or Regal (if the Reorganization does not occur) will extend its respective expense limitation agreement beyond its current term; and that if North Star’s expense limitation agreement is not continued after March 31, 2021, it is possible the Acquiring Fund’s total expenses at that time could potentially be higher than the Acquired Fund’s current expenses (net of fee waivers);
•	that Acquired Fund shareholders will not pay a sales charge to acquire shares of the Acquiring Fund in connection with the Reorganization;
•	that the Reorganization will not result in the dilution of shareholders’ interests;
•	that Regal and North Star, and not the Acquired Fund, will bear the costs of the Reorganization;
•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;
•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization;
•	that liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes; and
•	that Regal is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the IMST II Board noted that Regal is selling its mutual fund business to North Star; that an affiliated broker-dealer of Regal, Regulus Advisors LLC (“Regulus”), has a referral agreement in place with North Star, whereby North Star, out of its own resources, compensates Regulus for investors referred by Regal that invest in various series of NLFT II managed by North Star (the “North Star Funds”), including the Acquiring Fund (the “Referral Agreement”); that Regal had indicated that neither Regal nor its affiliates will be compensated under the Referral Agreement in connection with the Transaction or the Reorganization; and
41

that there are no other agreements or arrangements between North Star and Regal related to the Reorganization other than the Transaction Agreement and an agreement to share the costs of the Reorganization.

After consideration of these and other factors it deemed appropriate, the IMST II Board determined that the Reorganization as proposed by Regal is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The IMST II Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders, and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Section 15(f) of the 1940 Act

North Star is only acquiring Regal’s mutual fund business. Regal will remain in business as a separate investment adviser following the Transaction and the Reorganization. Regal will not be involved in the management of the Acquiring Fund, although it is expected that Jim Tassoni, one of the portfolio managers for the Acquired Fund, will join the portfolio management team for the Acquiring Fund as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

Regal and North Star will comply with the conditions of Section 15(f) of the 1940 Act and have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f). Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the Transaction, or any express or implied terms, conditions or understandings applicable to the Transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). No such compensation arrangements are contemplated in the Transaction Agreement and neither Regal nor North Star is aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund. Regal and North Star have each agreed in the Transaction Agreement to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Acquiring Funds in the form of increased costs.

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The NLFT II Board will satisfy this condition at the time of the Reorganization.

42

Federal Income Tax Consequences. The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, and possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Alston & Bird LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Alston & Bird LLP will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that is otherwise subject to federal income tax would recognize taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As a condition to closing the Reorganization Alston & Bird LLP will render an opinion substantially to the effect that:

•	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or the distribution of the shares of the Acquiring Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) the transfer of any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•	the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

43

•	no gain or loss will be recognized by shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares by such shareholders;

•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged were held by such shareholder; and

•	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the regulations thereunder.

The Acquiring Fund intends to continue to be treated as a regulated investment company as defined in Section 851 of the Code.

Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets on or prior to the Closing Date, for the avoidance of doubt, after reduction for any available capital loss carryforwards, recognized in periods up to and including the Closing Date. Any such distribution generally would be taxable to shareholders that are subject to tax.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Tax Capital Loss Carryforwards. Federal income tax law permits a regulated investment company to carry forward its net capital for an unlimited number of taxable years. The Acquired Fund did not have a capital loss carryforward at the end of the Acquired Fund’s March 31, 2018 fiscal year and the Acquired Fund has booked realized gains for the current fiscal year.

Comparison of Forms of Organization and Shareholder Rights. Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. The Acquired Fund is a separate series of IMST II, which is organized as a Delaware statutory trust. The Acquiring Fund is a separate series of NLFT II, which is organized as a Delaware statutory trust. IMST II’s operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees. NLFT II’s operations are governed by its Agreement and Declaration of Trust, By-Laws, applicable state law and Board of Trustees.

Shareholder Liability. Under IMST II’s Agreement and Declaration of Trust, no shareholder of the Acquired Fund shall be subject to any personal liability in connection with the assets or the affairs of IMST II or of any of its series. The Acquired Fund is required to indemnify shareholders and former shareholders against losses and expenses arising from any personal liability for any obligation of the Acquired Fund solely by reason of being or having been a shareholder of the Acquiring Fund and not because of his or her acts or omissions or for some other reason.

Under NLFT II’s Agreement and Declaration of Trust, shareholders generally are not personally liable for the acts, omissions or obligations of NLFT II or its trustees.

Board of Trustees. The Reorganization will result in a change in the board because the governing board of IMST II is different from the governing board of NLFT II. The IMST II Board has five trustees, one of whom is an “interested person” of IMST II. For more information, refer to the Statement of Additional Information of the Acquired Fund dated August 1, 2018, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

44

The NLFT II Board has five trustees, one of whom is an “interested person” of NLFT II. For more information, refer to the Statement of Additional Information of the Acquiring Fund dated April 1, 2018, which is incorporated by reference into this Combined Prospectus/Proxy Statement.

Classes. The Acquired Fund and Acquiring Fund are separate series of IMST II and NLFT II, respectively. The Acquired Fund currently offers one class of shares: Class A. The Acquiring Fund currently offers two classes of shares: Class A and Class I. As a result of the Reorganization, shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund.

Following the Reorganization, the NLFT II Board has reserved the right to create and issue additional classes of the Acquiring Fund. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

Comparison of Valuation Procedures. The NAV for each Fund is calculated in the following manner.

The Acquired Fund	The Acquiring Fund

The offering price of the Acquired Fund’s shares is the net asset value per share (plus any sales charges, as applicable). The Acquired Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Acquired Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Acquired Fund’s NAV is determined by dividing the value of the Acquired Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquired Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquired Fund does not value its shares, which may significantly affect the Acquired Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Acquired Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The IMST II Board has adopted procedures to be followed when the Acquired Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquired Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not

Shares of the Acquiring Fund are sold at net asset value. The NAV of the Acquiring Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Acquiring Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Acquiring Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Acquiring Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Acquiring Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National

45

represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the IMST II Board (or a committee thereof), and may result in a different price being used in the calculation of the Acquired Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the IMST II Board. There can be no assurance that the Acquired Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Acquired Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Acquired Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquired Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Acquired Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquired Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquired Fund’s NAV.

Other types of portfolio securities that the Acquired Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the NLFT II Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The NLFT II Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) NLFT II, (ii) administrator, and (iii) North Star. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The NLFT II Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Acquiring Fund may use independent pricing services to assist in calculating the value of the Acquiring Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquiring Fund. Because the Acquiring Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Acquiring Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Acquiring Fund values foreign securities held by the Acquiring Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Acquiring Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquiring Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Acquiring Fund calculates its NAV, the Adviser may need to price the security using the Acquiring Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquiring Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquiring Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquiring Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Acquiring Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

46

Acquiring Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquiring Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Acquiring Fund calculates its NAV, the Adviser may need to price the security using the Acquiring Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquiring Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquiring Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquiring Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Acquiring Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Capitalization. The following table sets forth, as of May 31, 2018, the capitalization of the Acquired Fund and the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been consummated.

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
Class A Shares:
Net Assets	$37,163,660	$16,137	$0	$37,179,797
Shares Outstanding[1]	3,309,8330	1,208		2,782,919
Net Asset Value per Share	$11.23	$13.36		$13.36

1The Acquired Fund shares will be exchanged for the Class A shares of the Acquiring Fund at the Class A shares’ ending NAV calculated as of the Effective Time.

Investment Advisers.

Regal

47

Regal Investment Advisors, LLC (“Regal”), located at 2687 44th St SE, Kentwood, MI 49512, acts as investment adviser to the Acquired Fund pursuant to an investment advisory agreement (the “Regal Advisory Agreement”).

Regal is 100% employee-owned. John A Kailunas II owns more than 25% of Regal.  Regal is an investment adviser registered with the SEC and provides investment advice to the Acquired Fund and institutional and high net worth clients. As of June 30, 2018, Regal provides continuous management services for approximately $1.3 billion in client assets on a discretionary basis.

Subject to such policies as the IMST II Board may determine, Regal is ultimately responsible for investment decisions for the Acquired Fund. Pursuant to the terms of the Regal Advisory Agreement, Regal provides the Acquired Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Acquired Fund’s investments. Regal also continuously monitors and maintains the Acquired Fund’s investment criteria and determines from time to time what securities may be purchased by the Acquired Fund.

Pursuant to the Regal Advisory Agreement, the Acquired Fund pays Regal an annual advisory fee of 0.90% of the Acquired Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended March 31, 2018, Regal received advisory fees of 0.32% of the Acquired Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with IMST II, on behalf of the Acquired Fund.

The Acquired Fund is responsible for its own operating expenses (all of which is borne directly or indirectly by the Acquired Fund’s shareholders), including among others, legal fees and expenses of counsel to the Acquired Fund and the Acquired Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Acquired Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Acquired Fund; and any litigation expenses.

Regal has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, underlying acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of the Acquired Fund. This agreement is in effect until August 1, 2019, and it may be terminated before that date only by IMST II’s Board. The ability of Regal to seek reimbursement will terminate upon closing of the Reorganization.

Any reduction in advisory fees or payment of the Acquired Fund’s expenses made by Regal in a fiscal year may be reimbursed by the Acquired Fund for a period ending three full fiscal years after the date of reduction or payment if Regal so requests. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by Regal and will not include any amounts previously reimbursed to Regal by the Acquired Fund. Any such reimbursement is contingent upon the IMST II Board’s subsequent review of the reimbursed amounts. The Acquired Fund must pay current ordinary operating expenses before Regal is entitled to any reimbursement of fees and/or Fund expenses.

A discussion regarding the basis for the IMST II Board’s most recent renewal of the Regal Advisory Agreement is available in the Acquired Fund’s Semi-Annual Report to shareholders dated as of September 30, 2017.

North Star

48

North Star Investment Management Corp., (“North Star”) located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606, acts as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement (the “North Star Advisory Agreement”) under which North Star manages the Acquiring Fund’s investments subject to the supervision of the NLFT II Board. North Star offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser. As of June 30, 2018, North Star managed approximately $1.3 billion in assets. Under the Advisory Agreement, the Acquiring Fund compensates North Star for its investment advisory services at the annual rate of 1.00% of the Acquiring Fund’s average daily net assets, payable on a monthly basis. After consummation of the Reorganization, North Star intends to implement the following breakpoint on its advisory fee for the combined Fund: 1.00% on the first $100,000,000 of assets and 0.90% thereafter.

Subject to the general supervision of the NLFT II Board, North Star is responsible for managing the Acquiring Fund in accordance with its investment objective and policies. North Star also maintains related records for the Acquiring Fund.

The Acquiring Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between North Star and NLFT II, North Star has agreed to reduce its management fees and/or pay expenses of the Acquiring Fund to ensure that the total amount of Acquiring Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.99% of the Acquiring Fund’s average net assets for Class A shares through March 31, 2019 subject thereafter to annual re-approval of the agreement by the NLFT II Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Acquiring Fund must pay its current ordinary operating expenses before North Star is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the NLFT II Board. After consummation of the Reorganization, North Star will contractually agree to match the Acquired Fund’s 1.55% expense limitation for Class A shares of the combined Fund until March 31, 2021. For the fiscal period ended November 30, 2017, North Star received an annual advisory fee net of any fee waivers and expense reimbursements equal to 1.00% of the Acquiring Fund’s average daily net assets.

A discussion regarding the basis for the NLFT II Board’s approval of the renewal of the Advisory Agreement for the Acquiring Fund is available in the annual report to shareholders dated November 30, 2017.

Acquired Fund Portfolio Managers

Jim Tassoni, Brian Yarch, John Kailunas II, Don Carlson and Bill Best are jointly and primarily responsible for the day-to-day management of the Acquired Fund’s portfolio.

Jim Tassoni. Jim Tassoni has over 13 years of investment experience. Mr. Tassoni has been an Investment Adviser Representative of Regal Investment Advisors since 2012. He was a portfolio manager with WCM Investment Management (“WCM”) (from May 2009 to December 2011). Prior to WCM, he was an analyst and portfolio manager with UBS Financial Services (from July 2007 to May 2009) and prior to UBS he was an analyst with Morgan Stanley (from May 2003 to July 2007).

Brian Yarch. Brian Yarch, ChFC, CLU, LUTCF, has been the Chief Compliance Officer for Regal Investment Advisors since 2003. Mr. Yarch has been in the Financial Service industry since 1999.

John Kailunas II. John Kailunas II is the CEO and Founder of Regal Investment Advisors, which was established in 2003. Mr. Kailunas has been in the Financial Service industry since 1988.

49

Don Carlson. Don Carlson has been the Executive Vice President of Regal Investment Advisors since March 2009. Prior to joining Regal, he was a Financial Advisor with Sagepoint Advisor from October 2005 to March 2009.

Bill Best. Bill Best, CPA, has been the Chief Operating Officer and Chief Financial Officer of Regal Holdings of America, LLC since May 2016. He has been in the Financial Service industry since 1985.

Acquiring Fund Portfolio Managers

Eric Kuby. Mr. Kuby has over 25 years of experience serving both individual and institutional clients. Mr. Kuby joined North Star in 2004 and has been Chief Investment Officer of North Star since 2005. As Chairman of the Investment Committee, Mr. Kuby is responsible for overseeing the firm’s various investment strategies. He acts as portfolio manager of the North Star 10 10 Fund and serves on the Investment Committee of the Copley Fund, a no load mutual fund. Mr. Kuby holds an MBA in Finance as well as a BA in Economics from The University of Chicago.

Peter Gottlieb. Mr. Gottlieb has over 20 years’ experience in the financial industry as a financial advisor as well as serving on the Board of Directors of a community bank, a publicly traded business development company and a community hospital. Mr. Gottlieb is the Founder and President of North Star since 2003. He is also a portfolio manager for the North Star 10 10 Fund and is a member of the Investment Committee of the Copley Fund, a no load mutual fund. Mr. Gottlieb earned his BA degree from the University of Michigan, School of Business.

Bradley Cohen. Mr. Cohen has over 15 years of financial industry experience. He has been a portfolio manager of North Star since 2006. In addition to working with individual clients, he is a portfolio manager for the North Star 10 10 Fund. Mr. Cohen graduated from the University of Maryland and received his J.D. from Marquette Law School. Previously he had thirteen years of security experience as a member, specialist and trader on the Chicago Stock Exchange; most recently as co-owner of LaSalle Capital Partners, an OTC specialist Firm.

Sheldon Goodman. Mr. Goodman has been a portfolio manager with North Star since 2003. He began his career at the Federal Reserve Bank of New York on the Open Market Trading desk over 40 years ago and later founded the high yield trading division at Goldman Sachs. In addition, he was a Partner, Compliance Officer and Sales Manager at Bear, Stearns and was Director of Commodities and Futures at Gruntal & Co. Mr. Goodman oversees the firm’s fixed income operations, including Municipals, Treasuries, Corporate, Agencies and CDs and also serves on the Investment Committee of the Copley Fund, a no load mutual fund. He has a Bachelor’s and Master’s degree in Economics from the City University of New York. Currently, he serves as a Trustee for the Interlochen Center for the Arts in Interlochen, Michigan and was a former Director of the Chicago Board Options Exchange.

Jim Tassoni. Jim Tassoni has over 13 years of investment experience. Mr. Tassoni is an Investment Adviser Representative of North Star and will be a portfolio manager for the combined Fund. Mr. Tassoni will remain an Investment Adviser Representative of Regal Investment Advisors where he has been since 2012. He was a portfolio manager with WCM Investment Management (“WCM”) (from May 2009 to December 2011). Prior to WCM, he was an analyst and portfolio manager with UBS Financial Services (from July 2007 to May 2009) and prior to UBS he was an analyst with Morgan Stanley (from May 2003 to July 2007).

After the Reorganization is consummated, the Acquiring Fund will be managed by the same portfolio managers of the Acquiring Fund. Further, it is expected that Jim Tassoni, one of the Acquired Fund’s portfolio managers, will join the Acquiring Fund’s portfolio management team as an investment adviser representative of North Star, which Regal believes will provide Acquired Fund shareholders with some continuity of portfolio management. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

50

Other Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	Mutual Fund Administration, LLC UMB Fund Services, Inc.	Gemini Fund Services, LLC
Fund Accounting	UMB Fund Services, Inc.	Gemini Fund Services, LLC
Distributor	IMST Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	UMB Fund Services, Inc.	Gemini Fund Services, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	RSM US LLP
Custodian	UMB Bank, n.a.	MUFG Union Bank, National Association

Control Persons and Principal Holders of Securities. As of October 12, 2018, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge) who owned five percent or more of the Funds’ Class A shares were as follows:

Acquiring Fund

Shareholder Name and Address	Percent of Shares Held of Class
Class A Shares
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	99.89%
Class I Shares
Charles Schwab & Co Inc/Attn Mutual Funds 211 Main Street San Francisco, CA 94105	11.28%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5.26%

Acquired Fund

Account Name and Address	Percent of Shares Held of Class
Class A Shares
TD Ameritrade Inc. Omaha, NE 68103	72.41%
Charles Schwab & Co Inc San Francisco, CA 94105	18.42%

As of October 12, 2018, the officers, directors and trustees of the Acquired Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the Acquired Fund.

51

As of October 12, 2018, the officers, directors and trustees of the Acquiring Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of any class of shares of the Acquiring Fund.

A beneficial owner of more than 25% of a voting security of a Fund is presumed to have “control” of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Multiple Shareholders In A Household. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Information Statement, the Funds will deliver promptly a separate copy of this Combined Prospectus/Information Statement to you upon written or oral request.

To receive a separate copy of this Combined Prospectus/Information Statement, or if you would like to receive a separate copy of future information statements, prospectuses or annual reports, please contact the Acquired Fund at 1-844-66REGAL (73425) or the Acquiring Fund at 1-855-580-0900. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Funds at the telephone number or address stated above.

Voting Information. Acquired Fund shareholders may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card;
•	call the toll-free number 800-690-6903 to reach an automated touchtone voting line; or
•	call the toll-free number 833-782-7142 to speak with a live operator Monday through Friday 9:00 AM to 10:00 PM Eastern time.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

As of October 12, 2018 (“the Record Date”), there were 3,408,475.597 shares of beneficial interest of the Acquired Fund issued and outstanding. There were 6,183,257.561 total shares of the Acquiring Fund and 1,208.2580 of Class A shares of the Acquiring Fund outstanding as of the Record Date.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on the proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund is required for the approval of the proposed Plan. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Special Meeting. Any lesser number shall be sufficient for adjournments.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or

52

not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, IMST II does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

The Acquired Fund will vote the shares for which it receives timely voting instructions from shareholders in accordance with those instructions. Shares for which the Acquired Fund receives a proxy card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the Reorganization. Shares for which the Acquired Fund receives no timely voting instructions from shareholders will be voted by the Acquired Fund either “FOR” or “AGAINST” the Reorganization, or as an abstention, in the same proportion as the shares for which shareholders have provided voting instructions to the Acquired Fund.

Right to Revoke Proxy. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to IMST II, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Method and Cost of Solicitation. This Proxy Statement is being sent to you in connection with the solicitation of proxies by the IMST II Board for use at the Special Meeting. The close of business on October 12, 2018 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. IMST II expects that the solicitation of proxies will be primarily by mail and telephone. North Star and Regal have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to provide proxy services, at an anticipated cost of approximately $16,000. Pursuant to the agreement, Broadridge will manage the solicitation, including printing and mailing solicitation materials, as well as contacting shareholders via telephone. North Star and Regal will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies.

Interest of Certain Persons in the Transaction. North Star receives an annual investment advisory fee from the Acquiring Fund based on the Acquiring Fund’s average daily net assets. As a result of the Reorganization, the Acquiring Fund’s net assets will increase and, as a result, the dollar amount North Star receives for its services to the Acquiring Fund will also increase.

North Star is only acquiring Regal’s mutual fund business. Regal will remain in business as a separate investment adviser following the Transaction and the Reorganization. Regal will not be involved in the management of the Acquiring Fund, although it is expected that one of the portfolio managers for the Acquired Fund will join the portfolio management team for the Acquiring Fund as an investment adviser representative of North Star. Following the Reorganization, Mr. Tassoni will remain the Chief Investment Officer of Regal and Chairman of its Investment Committee, subject to Regal’s compliance policies and procedures and code of ethics, but will also be an investment adviser representative of North Star and a portfolio manager for the combined Fund. In his capacity as an investment adviser representative of North Star and one of the portfolio managers of the combined Fund, Mr. Tassoni will be a supervised person of North Star subject to its compliance policies and procedures and code of ethics and will be compensated by North Star with a fixed salary that is set by reference to industry standards and bonus based on the profitability of North Star. North Star’s Chief Compliance Officer will monitor the portfolio and strategies managed by Regal and overseen by Mr. Tassoni to mitigate any potential conflicts of interests. Mr. Tassoni’s portfolio

53

management services to the Acquiring Fund will not be on behalf of Regal and Regal will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

Miscellaneous Information.

Other Business. The IMST II Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Next Meeting of Shareholders. The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the IMST II Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by IMST II at its office at a reasonable time before IMST II begins to print and mail its proxy statement, as determined by the IMST II Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Financial Highlights. Set forth below are the financial highlights for the Funds. The financial highlights are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception of the Funds if less than five years). The Acquired Fund’s fiscal year end is March 31 and the Acquiring Fund’s fiscal year end is November 30. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial information for the Acquired Fund for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report. The information for the Acquiring Fund has been derived from the financial statements audited by RSM US LLP whose report, along with the financial statements, are included in the Acquiring Fund’s November 30, 2017 annual report and the unaudited financial statements included in the Acquiring Fund’s semi-annual report to shareholders for the six-month period ended May 31, 2018, which are available at no charge upon request. The financial highlights of the Acquiring Fund for the periods ended prior to December 1, 2014 were audited by another independent registered public accounting firm. Each Funds’ annual and semi-annual report is available upon request by calling the Acquired Fund at 1-844-66REGAL (73425) and the Acquiring Fund’s at 1-855-580-0900.

Acquired Fund

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,			For the Period
	2018	2017	2016	May 27, 2014* through March 31, 2015
Net asset value, beginning of period	$10.61	$9.86	$10.32	$10.00
Income from Investment Operations:
Net investment income[1]	0.06	0.05	0.03	0.03
Net realized and unrealized gain (loss)	0.64	0.74	(0.34)	0.31
Total from investment operations	0.70	0.79	(0.31)	0.34

54

Less Distributions:
From net investment income	(0.05)	(0.04)	(0.02)	(0.02)
From net realized gain	(0.14)	-	(0.13)	-
Total distributions	(0.19)	(0.04)	(0.15)	(0.02)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$11.12	$10.61	$9.86	$10.32

Total return[3]	6.58%	7.97%	(2.96)%	3.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34,349	$25,892	$21,962	$22,448

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.15%	2.38%	2.26%	3.11%[5]
After fees waived and expenses absorbed	1.55%	1.55%	1.55%	1.55%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.09)%	(0.35)%	(0.39)%	(1.24)%[5]
After fees waived and expenses absorbed	0.51%	0.48%	0.32%	0.32%[5]

Portfolio turnover rate	81%	104%	164%	158%[4]

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

55

Acquiring Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year of the Acquiring Fund.

North Star Opportunity Fund
	Class A
	For the Six Months		For the Year	For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2018		November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013
	(Unaudited)

Net Asset Value, Beginning of Period	$13.51		$12.22	$11.15	$13.46	$13.75	$11.11
Activity From Investment Operations:
Net investment income (a)	0.12		0.15	0.14	0.27	0.20	0.25
Net gain (loss) from securities (both realized and unrealized)	(0.07)		1.24	1.04	(1.36)	0.95	2.85
Total from operations	0.05		1.39	1.18	(1.09)	1.15	3.10

Less Distributions From:
Net investment income	(0.08)		(0.09)	(0.11)	(0.28)	(0.18)	(0.26)
Net realized gains on investments	(0.12)		(0.01)	—	(0.91)	(1.26)	(0.20)
Return of Capital	—		—	—	(0.03)	—	—
Total Distributions	(0.20)		(0.10)	(0.11)	(1.22)	(1.44)	(0.46)
Net Asset Value, End of Period	13.36		13.51	$12.22	$11.15	$13.46	$13.75
Total Return (b)	0.40	% (c)	11.44%	10.49%	(8.47)%	9.33%	28.73%
Ratios/Supplemental Data
Net assets, end of period (d)	$16,137		$16,329	$14,768	$14	$16	$15
Ratio to average net assets:
Expenses, Gross (e)	1.67	% (f)	1.68%	1.74%	1.61%	1.56%	1.71%
Expenses, Net of waiver or recapture	1.67	% (f)	1.68%	1.74%	1.61%	1.56%	1.74%
Net investment income	1.71	% (f)	1.15%	1.19%	2.01%	1.33%	1.81%
Portfolio turnover rate	24	% (c)	47%	61%	61%	53%	73%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Not annualized.

(d)	Actual net assets not truncated.

(e)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(f)	Annualized.

56

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [______], 2018, among (i) NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (“NLFT II”), on behalf of the North Star Opportunity Fund (the “Acquiring Fund”), a series of NLFT II, (ii) INVESTMENT MANAGERS SERIES TRUST II, a Delaware statutory trust (“IMST II”), on behalf the Regal Total Return Fund (the “Acquired Fund”), a series of IMST II (NLFT II and IMST II are each sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the Acquiring Fund and Acquired Fund are sometimes referred to herein, collectively, as the “Funds”), (iii) North Star Investment Management Corp., a Delaware corporation (“North Star”), solely with respect to paragraph 7, and (iv) Regal Investment Advisors, LLC, a Michigan limited liability company (“Regal”), solely with respect to paragraph 7. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on behalf of the respective Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect the reorganization as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) of Class A shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities as described herein, and the distribution of the Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation of the Acquired Fund, all on the terms and conditions set forth herein (the “Reorganization”).

Each Investment Company’s board of trustees (each a “Board” and collectively the “Boards”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

57

The Acquired Fund currently offers one class of shares, Class A shares (the “Acquired Fund Shares”).   The Acquiring Fund currently offers Class A and Class I shares (with only Class A shares representing the Acquiring Fund Shares). The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be substantially similar to those of the Acquired Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION

1.1       Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions set forth herein, the Acquired Fund shall assign, sell, convey, transfer, and deliver to the Acquiring Fund all of the assets of the Acquired Fund as described in paragraph 1.2 (“Assets”) free and clear of all liens, encumbrances and claims whatsoever.  In exchange therefor, the Acquiring Fund shall:

(a)       issue and deliver to the Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined as set forth in paragraph 2.3, and

(b)       assume all liabilities of the Acquired Fund as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2       The Assets of the Acquired Fund shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Acquired Fund owns at the Effective Time (as defined in paragraph 3.1) and any deferred and prepaid expenses shown as assets on the Acquired Fund’s books at that time; and the Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to NLFT II.

1.3       The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date (as defined in paragraph 3.1). The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization borne by North Star pursuant to Article 7), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4       At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute all of the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion

58

to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by NLFT II’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s shareholder records.  NLFT II shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5       Any transfer taxes payable on the issuance and transfer of the Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6       Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7       After the Effective Time, the Acquired Fund shall not conduct any business except in connection with the Acquired Fund’s termination or as otherwise contemplated hereby.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Acquired Fund shall terminate.

2.	VALUATION

2.1       The value of the Assets of the Acquired Fund to be acquired, and the amount of the Acquired Fund's Liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the Acquiring Fund’s valuation procedures, and as set forth in the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Investment Companies (“Valuation Procedures”).

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the Valuation Procedures.

2.3        The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same Valuation Procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

59

2.4        All computations of value shall be made by Gemini Fund Services, LLC in accordance with the regular practices of Gemini Fund Services, LLC as fund accountant for the Acquiring Fund, and shall be subject to adjustment by an amount, if any, agreed to by Gemini Fund Services, LLC and UMB Fund Services, Inc., the Acquired Fund’s co-administrator.

2.5       IMST II and NLFT II agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Valuation Date any material pricing differences identified between the prices of the Assets determined using the Valuation Procedures as compared to the prices of the Assets determined using the Acquired Fund’s valuation procedures.

2.6       In the event that on the Valuation Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.	CLOSING AND EFFECTIVE TIME

3.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on January 11, 2019 (the “Closing Date”), or such other date as the Investment Companies, through their duly authorized officers, may mutually agree in writing (“Effective Time”).  The Closing shall be held at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or at such other place as to which the Investment Companies agree.

3.2       IMST II shall cause the custodian of the Assets (“Old Custodian”) (a) to make the Acquired Fund’s portfolio securities available to NLFT II (or to its custodian (“New Custodian”), if NLFT II so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, in the case of the Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. IMST II shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by IMST II, the Old Custodian has delivered all of the Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for the Acquiring Fund’s account, and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify

60

to NLFT II that such information, as reflected on the Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3       With respect to the Acquired Fund, IMST II shall deliver, or shall direct its transfer agent to deliver, to NLFT II at the Closing, an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, at the Effective Time, certified by IMST II’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  NLFT II shall direct its transfer agent to deliver to IMST II at or as soon as reasonably practicable after the Closing, an authorized officer’s certificate as to the opening of accounts on the Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to IMST II that the Acquiring Fund Shares to be credited to the Acquired Fund at the Effective Time have been credited to the Acquired Fund’s account on those records.

3.4       IMST II shall deliver to NLFT II and to North Star within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on Acquired Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Fund.

3.5       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, opinions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES

4.1       IMST II, on the Acquired Fund’s behalf, represents and warrants to NLFT II, on the Acquiring Fund’s behalf, as follows:

(a)       IMST II (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Acquired Fund is a duly established and designated series of IMST II;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of IMST II’s Board; and this Agreement constitutes a valid and legally binding obligation of IMST II, with respect to the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent

61

transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, IMST II will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, NLFT II, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       IMST II, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of IMST II’s Agreement and Declaration of Trust dated September 16, 2013 (“IMST II Declaration”) or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which IMST II, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which IMST II, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Fund’s assumption of any Liabilities of the Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights IMST II may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to IMST II’s knowledge, threatened against IMST II involving the Acquired Fund or any properties or assets attributable or allocable to the Acquired Fund, that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business; and IMST II, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Fund’s business or IMST II’s ability to consummate the transactions contemplated hereby;

(h)       The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the period ended March 31, 2018 are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and those Statements (copies of which IMST II has furnished to NLFT II), present fairly, in all material respects, the Acquired Fund’s financial condition at the date thereof in accordance with GAAP and the results of its

62

operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since March 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of the Liabilities, or the redemption of the Acquired Fund Shares by shareholders shall not constitute a material adverse change;

(j)       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to section 852 or 4982 of the Code;

(k)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund: (i) has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), to be treated as a "regulated investment company" under the Code (a "RIC"); (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(l)       Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts in respect of dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid; and is not liable for any material penalties with respect to such reporting and withholding requirements;

(m)       The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding;

(n)       The Acquired Fund does not own any "converted property" (as that term is defined in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

63

(o)       Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p)       The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (j) through (o) above;

(q)       All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by IMST II; all issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Fund’s shareholder records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(r)       The Acquired Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s)       The information to be furnished by IMST II for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by IMST II shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1);

(t)       To the personal knowledge of the officers of IMST II, the Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s prospectus, except as previously disclosed in writing to NLFT II; and

(u)       The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.2       NLFT II, on the Acquiring Fund’s behalf, represents and warrants to IMST II, on the Acquired Fund’s behalf, as follows:

(a)       NLFT II (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, (2) is duly registered under the 1940 Act as an open-end

64

management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Acquiring Fund is a duly established and designated series of NLFT II;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of NLFT II’s Board; and this Agreement constitutes a valid and legally binding obligation of NLFT II, with respect to the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by NLFT II; and before the Closing, there will be no (1) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, or (2) securities convertible into any Acquiring Fund Shares;

(e)       No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       NLFT II, with respect to the Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of NLFT II’s Agreement and Declaration of Trust dated August 26, 2010 (“NLFT II Declaration”) or By Laws, or any Undertaking to which NLFT II, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which NLFT II, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to NLFT II’s knowledge, threatened against NLFT II with respect to the Acquiring Fund or any of its properties or assets attributable or allocable to the Acquiring Fund, that, if adversely determined, would materially and adversely affect NLFT II’s financial condition or the conduct of its business; and NLFT II, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects NLFT II’s business or NLFT II’s ability to consummate the transactions contemplated hereby;

(h)       The Acquiring Fund’s unaudited Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the period ended May 31, 2018, are in accordance with GAAP, and those Statements (copies of which NLFT II has furnished to IMST II), present fairly, in all material respects, the Acquiring Fund’s

65

financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since May 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities the Acquiring Fund holds, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by shareholders shall not constitute a material adverse change;

(j)       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(l)       Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts in respect of dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid; and is not liable for any material penalties with respect to such reporting and withholding requirements;

(m)       The Acquiring Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding;

(n)       The Acquiring Fund does not own any "converted property" (as that term is defined in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations

66

thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o)       Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p)       The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (j) through (o) above;

(q)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by NLFT II;

(r)       The Acquiring Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s)       The information to be furnished by NLFT II for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by NLFT II shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1); and

(t)       To the personal knowledge of the officers of NLFT II, the Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s prospectus, except as previously disclosed in writing to IMST II.

4.3       Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or Delaware law, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on the respective Fund’s behalf, except for (1) NLFT II’s filing

67

with the Commission of a combination proxy statement/prospectus on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any amendment thereto (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholders at the Shareholders Meeting;

(b)       The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of the corresponding Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and the Liabilities to which the Assets are subject;

(e)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)       No expenses incurred by the Acquired Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, North Star, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5.	COVENANTS

5.1       IMST II covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2       IMST II covenants that it will assist NLFT II in obtaining information NLFT II reasonably requests concerning the beneficial ownership of the Acquired Fund Shares, subject to confidentiality agreements between the parties.

68

5.3       IMST II covenants that it will turn over its books and records pertaining to the Acquired Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to NLFT II at the Closing, upon full payment of Reorganization Expenses.

5.4       NLFT II will prepare and file the Registration Statement with the SEC. IMST II covenants to cooperate with NLFT II with NLFT II’s preparation of the Registration Statement in compliance with applicable federal and state securities laws.

5.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) NLFT II, on the Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) IMST II, on the Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6       NLFT II covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Fund’s operations after the Effective Time.

5.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.8        Each Investment Company will operate its businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include customary dividends and distributions and shareholder purchases and redemptions.

5.9       (a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without

69

limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by NLFT II’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2       All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by IMST II’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

6.3       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the shareholders of the Acquired Fund at the Shareholders Meeting. The Board of each Investment Company, including a majority of the Non-Interested Persons, shall have determined that participation in the Reorganization is in the best interests of the respective Fund and that the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization.

6.4       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to NLFT II’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be

70

pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties.

6.5       At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.6        NLFT II, on behalf of the Acquiring Fund, shall have executed and delivered to IMST II an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.7        IMST II shall have duly executed and delivered to NLFT II such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Assets.

6.8       The Acquiring Fund and the Acquired Fund shall have received an opinion from Alston & Bird LLP (“Counsel”), substantially to the effect that, for federal income tax purposes:

(a)	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;
(b)	no gain or loss will be recognized by the Acquired Fund on the transfer of the Assets in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) "section 1256 contracts" as defined in section 1256(b) of the Code or (2) the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
71

(c)	the tax basis of the Assets will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was were held by the Acquired Fund;
(d)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
(e)	no gain or loss will be recognized by the Shareholders upon the receipt of the Acquiring Fund Shares by such Shareholders in exchange for their Acquired Fund Shares;
(f)	the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, received by each Shareholder will include the period during which the Acquired Fund Shares exchanged were held by such Shareholder; and
(g)	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381 through 384 of the Code and the regulations thereunder.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement. The delivery of such opinion is conditioned upon receipt by Counsel of representations it shall request of IMST II and NLFT II.

6.9       The Acquired Fund shall have declared a dividend prior to the Closing, which together with all previous dividends, will have the effect of distributing to the Shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), if any, and all of the Acquired Fund’s net capital gain (as defined in section 1222(11) of the Code, if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

6.10       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4 and 6.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on the respective Fund’s shareholders’ interests.

7.	EXPENSES

7.1       The Reorganization Expenses shall be paid by North Star and Regal. The Reorganization Expenses include, without limitation, (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Registration Statement, and printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials; (2) legal

72

and accounting fees, including fees of the counsel to IMST II and its Non-Interested Persons; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses; and (7) expenses of liquidating the Acquired Fund. North Star and Regal shall remain liable for the expenses, as described above, in the event this Agreement is terminated pursuant to paragraph 9. Notwithstanding the foregoing, expenses shall be paid by the Acquired Fund directly if and to the extent that the payment thereof by another person would result in the Acquired Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.2       At the Closing, North Star and Regal shall pay the estimated Reorganization Expenses to be paid by them pursuant to paragraph 7.1, and any remaining balance shall be paid by North Star and Regal within thirty (30) days after the Closing.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, other than those to be performed after the Closing and the indemnification obligations under paragraph 5.9.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if not cured within 30 days or, in the sole discretion of the non-breaching Investment Company’s Board, prior to the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) its Board determines that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto; or

9.2       By the mutual agreement of the Investment Companies.

9.3       By either Investment Company, in the event that the Acquired Fund does not receive the requisite shareholder approval of the Reorganization.

In the event of termination under paragraphs 9.1(b), (c) or (d), neither Investment Company (nor its trustees, directors, officers, shareholders, agents or employees) shall have any liability to the other Investment Company.

10.	AMENDMENTS
73

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 7 without their express agreement thereto.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	MISCELLANEOUS

12.1       This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than NLFT II, on the Acquiring Fund’s behalf, or IMST II, on the Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3       Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, agents or employees or series other than the respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or the respective Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, shareholders, agents or employees.

12.4       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

13.       CONFIDENTIALITY

74

Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of the North Star Opportunity Fund.

By:  ___________________________________

Name: Kevin E. Wolf

Title: President

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Regal Total Return Fund.

By:  ___________________________________

Name:

Title:

Solely for purposes of paragraph 7,

NORTH STAR INVESTMENT MANAGEMENT CORP.

By: ___________________________________

Name:

Title:

Solely for purposes of paragraph 7,

REGAL INVESTMENT ADVISORS, LLC

By: ___________________________________

Name:

Title:

\

75

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

Regal Total Return Fund

a series of Investment Managers Series Trust II

Managed by:
Regal Investment Advisors, LLC

2687 44th St SE

Kentwood, MI 49512

BY AND IN EXCHANGE FOR

Class A SHARES OF THE

North star Opportunity Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

November 9, 2018

This Statement of Additional Information (“SAI”), relates specifically to the shares of North Star Opportunity Fund (the “Acquiring Fund”) to be issued pursuant to an Agreement and Plan of Reorganization, dated January 11, 2019, whereby the Regal Total Return Fund (the “Acquired Fund”), will merge with and into the Acquiring Fund. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the combined Prospectus/Proxy Statement, and, therefore, should be read in conjunction with the related combined Prospectus/Proxy Statement dated November 9, 2018. A copy of the combined Prospectus/Proxy Statement may be obtained without charge by calling 1-855-580-0900. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED November 9, 2018

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

1

TABLE OF CONTENTS

I. General Information	3
II. Pro Forma Financial Information	4
2

I.	General Information

This Statement of Additional Information (“Merger SAI”) relates to the proposed reorganization of the Regal Total Return Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“IMST II”), into the North Star Opportunity Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“NLFT II”)(the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Further information about each of the Acquired Fund and the Acquiring Fund is contained in and incorporated by reference to the Acquired Fund’s Statement of Additional Information dated August 1, 2018, and to the Acquiring Fund’s Statement of Additional Information dated April 1, 2018, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Acquired Fund and the Acquiring Fund is contained in the Acquired Fund’s Annual Report for the fiscal year ended March 31, 2018 and the Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2017 and the Semi-Annual Report of the Acquiring Fund for the six month period ended May 31, 2018 and are incorporated in this Statement of Additional Information by reference. No other parts of the Acquired Fund’s or Acquiring Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

This Merger SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Prospectus/Proxy Statement dated November 9, 2018 which relates to the Reorganization. As described in the Combined Prospectus/Proxy Statement, the Reorganization involves the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. This Merger SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Funds at Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling toll-free 1-855-580-0900.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Prospectus of the Acquired Fund dated August 1, 2018 (Prospectus is incorporated by reference to PEA No. 151 to the Registration Statement on Form N-1A filed on July 20, 2018; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333 -191476; 811-22894)
•	Prospectus of the Acquiring Fund dated April 1, 2018 (Prospectus is incorporated by reference to PEA No. 383 to the Registration Statement on Form N-1A filed on March 27, 2018; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333-174926; 811-22549).
•	Statement of Additional Information of the Acquired Fund dated August 1, 2018 (incorporated by reference to PEA No. 151 to the Registration Statement on Form N-1A filed on July 20, 2018; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333 -191476; 811-22894).
•	Statement of Additional Information of the Acquiring Fund dated April 1, 2018 (incorporated by reference to PEA No. 383 to the Registration Statement on Form N-1A filed on March 27, 2018; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333-174926; 811-22549).
•	Annual Report to Shareholders of the Acquired Fund for the fiscal year ended March 31, 2018 (incorporated by reference to the Form N-CSR filed on June 8, 2018) (File Nos. 333 -191476; 811-22894).
3

•	Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended November 30, 2017 (incorporated by reference to the Form N-CSR filed on February 8, 2018) (File Nos. 333-174926; 811-22549).
•	Semi-Annual Report of the Acquiring Fund dated May 31, 2018, (incorporated by reference to the Form N-CSRS filed on August 3, 2018) (File Nos. 333-174926; 811-22549).
II.	Pro Forma Financial Information

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds. The Acquiring Fund also offers Class I shares, however Class I shares are not participating in the Reorganization.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below for the 12-month period ended May 31, 2018. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of each Fund, which are available in each Funds’ Annual and Semi-Annual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

Acquired Fund	Acquiring Fund	Balance Sheet & Income Statement Period Ended
Acquired Fund	Acquiring Fund	May 31, 2018

Basis of Pro Forma. The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are each a series of a registered open-end management investment company that issues its shares in separate series. The Reorganization will be accomplished by the acquisition of all of the assets of the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund Share Class		Acquiring Fund Share Class

Acquired Fund	Shares Exchanged	Acquiring Fund
Class A	2,781,711	Class A

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-Reorganization periods will not be restated. All securities held by the Acquired Fund comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended date in Note 1. The distribution represents the Acquired Fund’s final required distribution before consummation of the Reorganization and will be taxable to Acquired Fund shareholders.

Note 2 – Net Assets

4

The table below shows the net assets of Class A shares of the Acquiring Fund and the Acquired Fund and pro forma combined net assets as of the date indicated.

Fund	Net Assets	As-of-Date
Acquired Fund (Acquired Fund)	$37,163,660	May 31, 2018
Acquiring Fund (Acquiring Fund)	$81,447,423	May 31, 2018
Acquiring Fund (Pro Forma Combined)	$118,611,083	May 31, 2018

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates and such estimates do not include adjustments for other expenses or economies of scale. The Acquired Fund did not have a capital loss carryforward at the end of the Acquired Fund’s March 31, 2018 fiscal year. Further, no portfolio repositioning of either Acquired or Acquiring Fund is expected to occur as a result of the Reorganization.

Acquiring Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Advisory agreement fees	$122,852	2.00 bps
Service agreement fees	$0	0.00 bps

.

Note 4 – Reorganization Costs

The costs associated with the Reorganization include among others legal, accounting, printing and mailing. Neither shareholders nor any of the Funds will bear any of these costs; instead, North Star Investment Management Corp. is responsible for all such costs. The pro forma financial information has not been adjusted for any costs related to the Reorganization. Total costs, including brokerage costs, are expected to be approximately $221,000.

Note 5 - Accounting Survivor

The Acquiring Fund will be the accounting and performance survivor. The surviving fund will have the portfolio management team (with the addition of a new portfolio manager), portfolio composition strategies, investment objective, expense structure, and policies/ restrictions of the Acquiring Fund.

5

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

1.	(a) Agreement and Declaration of Trust dated August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b) Certificate of Trust as filed with the State of Delaware on August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.	By-Laws, effective as of August 26, 2010, previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
3.	Not applicable.
4.	Agreement and Plan of Reorganization – Included in Part A as Appendix A.
6

5.	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.
6.	(a) Investment Advisory Agreement between the Registrant and North Star Investment Management Corp., with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund (incorporated by reference to Post-Effective Amendment (“PEA”) No. 178 to the Registration Statement on Form N-1A filed on September 26, 2014).

(b)       Master Fund Services Agreement between the Registrant and Gemini Fund Services, LLC dated May 17, 2011 (incorporated by reference to Post-Effective Amendment (“PEA”) No. 315 to the Registration Statement on Form N-1A filed on September 27, 2016).

(c)        Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund (incorporated by reference to PEA No. 178 to the Registration Statement on Form N-1A filed on September 26, 2014).

(d)       Expense Limitation Agreement between the Registrant, with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund (incorporated by reference to PEA No. 178 to the Registration Statement on Form N-1A filed on September 26, 2014).

7.	(a) Underwriting Agreement between the Registrant and Northern Lights Distributors LLC. (incorporated by reference to PEA No. 233 to the Registration Statement on Form N-1A filed on May 26, 2015).
8.	Not applicable.
9.	Custody Agreement between the Registrant and MUFG Union Bank, N.A. (incorporated by reference to PEA No. 20 to the Registration Statement on Form N-1A filed on November 22, 2011).
10.	(a) Class A Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (incorporated by reference to PEA No. 348 to the Registration Statement on Form N-1A filed on April 28, 2017).

(6)       Rule 18f-3 Plan, as amended July 25, 2017 (incorporated by to PEA No. 356 to the Registration Statement on Form N-1A filed on filed on July 28, 2017).

11.	(a) Opinion of Counsel Regarding Legality of Shares to be Issued.[1]

(b)  Consent of Alston & Bird LLP.2

12.	Form of Opinion of Counsel on Tax Matters.[1]
13.	Other Material Contracts

1 Filed on August 7, 2018 in the Registrant's Combined Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

2 Filed herewith.

7

(a)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC (incorporated by reference to PEA No. 2 to the Registration Statement on Form N-1A filed on June 28, 2011).
14.	Consent of RSM US LLP.[2]
15.	Consent of Tait, Weller & Baker LLP.[2]
16.	Not applicable.
17.	Powers of Attorney of the Trustees of the Registrant.[1]
18.	Form of Proxy Card.[1]

ITEM 17. Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.
8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 9th day of November, 2018.

NORTHERN LIGHTS FUND TRUST II

/s/ Kevin Wolf
By:	Kevin Wolf*
Its:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

Brian Nielsen*	_________________________ Trustee & Chairman	November 9, 2018
Thomas Sarkany*	_________________________ Trustee	November 9, 2018
Anthony Lewis*	_________________________ Trustee	November 9, 2018
Keith Rhoades*	_________________________ Trustee	November 9, 2018
Randy Skalla*	_________________________ Trustee	November 9, 2018
Kevin Wolf*	_________________________ President and Principal Executive Officer	November 9, 2018
Erik Naviloff*	_________________________ Treasurer and Principal Financial Officer	November 9, 2018

*By:   /s/Kevin Wolf_______________

Kevin Wolf

*Attorney-in-Fact – pursuant to powers of attorney previously filed on August 7, 2018 in the Registrant's Combined Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

9

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Alston & Bird LLP	(11)
Consent of RSM US LLP	(14)
Consent of Tait, Weller & Baker LLP	(15)